MERRILL LYNCH
ASSET BUILDER
PROGRAM, INC.





FUND LOGO





Semi-Annual Report

July 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch Asset Builder Program, Inc.


Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Christopher G. Ayoub, Senior Vice President
Lawrence R. Fuller, Senior Vice President
Geraldine C. Gunn, Senior Vice President
Jay C. Harbeck, Senior Vice President
Norman R. Harvey, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Thomas R. Robinson, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863






Merrill Lynch Asset Builder Program, Inc., July 31, 1998


DEAR SHAREHOLDER

We are pleased to provide you with this semi-annual report for Merrill Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives.

Complete performance information for all five portfolios can be found on pages 7--10 of this report to shareholders.


Fundamental Value Portfolio
The quarter ended July 31, 1998 proved to be a particularly turbulent one as the crisis in the Pacific Rim once again returned to the forefront. Reflecting the economic dislocations resulting from this crisis, many US companies expressed weaker profits outlooks, provoking considerable investor anxiety. At first, investors shrugged off the concerns, enabling the US stock market to reach record highs. However, as the July quarter drew to a close, the market once again succumbed to selling pressure. The unmanaged Standard and Poor's 500 (S&P 500) Index ended the quarter with a modest +1.18% total return.

The slight gain in the S&P 500 masks the considerable weakness experienced in the bulk of the component issues. With concerns mounting regarding the potential fallout from Asia's economic woes, investors flocked to the perceived safety and security of an elite group of large-capitalization growth issues. Investors shunned equities affected by the situation in Asia, particularly those in the basic industry, energy and technology sectors. Consequently, valuations for such "value" equities languished at depressed levels, while market-favored issues soared to lofty heights. For example, price/earnings multiples on growth companies such as The Coca-Cola Co., Lucent Technologies, Inc. and Pfizer, Inc. rose to near 45 times 1999 estimated earnings per share, while value issues such as Sears, Roebuck & Co., Allstate Corporation and Crown Cork & Seal Company, Inc. labored at approximately 13 times 1999 earnings per share estimates. The dichotomy in the market is further evidenced by the divergent performance of the unmanaged Morgan Stanley Consumer and Cyclical Indexes, which gained 2.7% and declined 12%, respectively, in the three-month period.

Against this market backdrop, the performance of Fundamental Value Portfolio suffered during the quarter. Particularly weak during the July quarter were basic industry, energy and retail holdings. Standout performers included Ford Motor Co. (+24.4%), Eastman Kodak Co. (+16.2%), International Business Machines Corp. (+14.3%) and Novell, Inc. (+13.8%).

Capitalizing on the weakness in many value equities, we introduced eight new positions to the Portfolio while eliminating six. New commitments included two turnaround situations, General Mills, Inc. and 3Com Corporation. General Mills has underperformed the market for several years, reflecting competitive conditions in the cold cereal market. The category has faced sluggish growth, share gains by private label and low-priced bagged cereals, and increased trade promotion by industry participants. We believed the outlook for General Mills was improving, based on restructuring actions and a less onerous pricing environment. Shares of this leading company were available at a 25% discount to comparable companies' price/earnings ratios and offered a dividend yield double that provided by the S&P 500 Index.

3Com Corporation, a leading provider of a broad range of networking equipment, has been a stock market laggard for some time, reflecting the company's weak operating results. The problems stem from merger integration challenges, excessive inventories, and intense competitive conditions. We believed the company's prospects were poised to improve, based on significant new product flows, a lean inventory position and a heightened focus on cost control. 3Com was available 68% below its 1997 high and at a reasonable 15 times calendar 1999 estimated earnings per share.

In the energy area, we initiated a position in Sonat, Inc., a natural gas company, and added to our existing commitments in Diamond Offshore Drilling, Inc. and Royal Dutch Petroleum Company. Petroleum and natural gas equities have been poor market performers, reflecting the weak commodity price environment and resultant lackluster earnings progress. We viewed the weaknesses as providing buying opportunities in these reasonably valued shares. We believed the fundamental outlook for energy markets will strengthen going forward, reflecting expected Organization of Petroleum Exporting Countries' production restraint and an improved demand outlook as Asia stabilizes and as El Nino's adverse influence begins to moderate.

Other new Portfolio additions included four positions in the financial sector, increasing our weighting in that category to 13.3% of net assets at July 31, 1998 from 8% at April 30, 1998. We had cut back our exposure to financials in the past, but with share prices for the group in a tight trading range recently and with valuations remaining reasonable relative to the market, we believed the shares offered attractive appreciation potential. New commitments in this sector included Allstate Corporation, National City Corporation, PartnerRe Ltd. and Travelers Group Inc.

Completed sales in the period included Humana, Inc., the subject of a takeover; Black & Decker Corporation, which had reached our price target; and Circus Circus Enterprises Inc. and Exabyte Corp., whose fundamentals no longer appeared promising. Partial sales included Pharmaceutical Product Development, Inc., AT&T Corp., Enron Corp. and Kmart Corporation, as these shares neared our price targets.

The past several quarters have proven particularly challenging for value investors as the market shunned many issues in our investment universe. We continue to believe a strict value-oriented approach to stock selection will prove beneficial to investors over the long term. Indeed, we remain convinced that investors' current disdain for lower-multiple issues has created many attractive investment opportunities. We have capitalized on some of these opportunities and expect to continue to do so in the weeks and months ahead. In the meantime, Fundamental Value Portfolio continues to present attractive valuation characteristics. On average, the Portfolio's holdings have price/earnings multiples 35% below that of the S&P 500 and price/book ratios at a 65% discount to the market benchmark.


Global Opportunity Portfolio
As of July 31, 1998, the asset allocation for Global Opportunity
Portfolio was: foreign stocks, 39% of net assets; US stocks, 29%;
foreign bonds, 12%; US bonds, 14%; and cash reserves, 6%.

Concern that weakness in Asian economies could have a growing impact on the United States and Europe led us to shift assets from foreign and US stocks into US bonds and cash reserves during the three months ended July 31, 1998. During the July quarter, we increased the Portfolio's allocation to US bonds from 9% of net assets to 14%. We maintained the average duration of our US fixed-income commitment near the six-year level. Evidence of a slowdown in the US economy as of the end of July reduced the risk of a significant upward spike in US interest rates. Strength in US consumer demand was being increasingly offset by weakness in US manufacturing as depressed economic conditions in Asia negatively impacted US exports. At the same time, inflation seemed likely to remain subdued in coming quarters.

In the foreign bond sector, Portfolio representation was limited to Germany, the United Kingdom and Sweden. We regarded German and UK bonds as attractive safe-haven investments during a time of instability in Asia and Eastern Europe. Yields of Swedish bonds remained attractive compared to the remainder of Europe. Given our expectation of renewed strength in the US dollar relative to European currencies, we maintained our hedges against commitments in European stocks and bonds. We also retained the hedge against Japanese equities.

We reduced our US equity commitment from 34% of net assets to 29% during the July quarter. Within the residual US equity position, we emphasized the shares of companies that we believed could benefit from a healthy US economy and a high level of consumer confidence. We also preferred companies that have limited exposure to the economic problems in Asia. At July 31, 1998, the largest weighting was in consumer-related sectors, both cyclicals and staples. We maintained significant representation in the financial services sector. We reduced the Portfolio's representation in the largest-capitalization issues through the sales of positions in Microsoft Corporation and The Walt Disney Company.

During the July quarter, we reduced our representation in foreign equities from 41% of net assets to 39%. We continued to place emphasis on European companies that enjoyed positive fundamentals despite Asian economic weakness. We also stressed areas that offer strong prospects for consolidation and corporate restructuring. Sectors that have appeal on this basis included aerospace, auto parts and financial services. On the other hand, concern over the Japanese economy led us to remain underweighted in Japanese equities relative to the benchmark unmanaged Morgan Stanley Europe, Australia Far East Index. We also continued to reduce the commitment to emerging markets, with representation now limited to Mexico.



Merrill Lynch Asset Builder Program, Inc., July 31, 1998



Growth Opportunity Portfolio
For the quarter ended July 31, 1998, total returns for Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares were +4.11%, +3.86%, +3.80% and +4.04%, respectively, exceeding the total return for the unmanaged Standard & Poor's 500 (S&P 500) Index of +1.18%. (Fund performance does not reflect sales charges and would be lower if sales charges were included.) The Portfolio's outperformance was attributable primarily to eight of the Portfolio's top ten equity holdings providing better total returns than the S&P 500 during the July quarter. Among these holdings, the most significant absolute and relative investment returns were provided by Wal-Mart Stores, Inc. (the largest equity holding in the Portfolio), Microsoft Corporation, SAP AG, Cisco Systems, Inc. and COMPAQ Computer Corp. The top ten equity holdings made up approximately 30% of the Portfolio's net assets at July 31, 1998. During the last six months, the industry sector that contributed most to the positive absolute and relative investment performance was computer software, which had the largest industry weighting at the end of the July quarter at 9.1% of net assets. Other industries of importance to Portfolio performance were communication equipment (8.0% of net assets), specialty retailing (6.2%) and retail stores (4.9%). The top ten industry sectors made up approximately 63% of the Portfolio's net assets at the close of the July quarter.

Investment activities during the July quarter resulted in a significant increase in the Portfolio's weighting in telecommunications. We added Cable & Wireless PLC to the Portfolio because of its attractive valuation relative to improving growth and investment returns for its wireless phone operations and improving prospects in Asia. We purchased shares of America Online, Inc. because of continued rapid growth of the subscriber base and improving revenue growth from advertising fees and license revenues. Also, we added to positions in Sprint Corporation and Worldcom, Inc. Telecommunications made up 5.8% of net assets at the close of the July quarter as compared to 4.4% at the close of the April quarter.

Other companies added to the Portfolio during the quarter included NationsBank Corporation and Safeway, Inc. In both situations, we anticipated that significant improvements in rates of return and earnings growth would emerge over the next several years as the companies' managements accomplish major reorganizations and internal restructuring.

Corporate earnings for the second quarter of 1998 appear to have been modestly better than the cautious expectations of most forecasters. Wholesale commodity and consumer price inflation do not appear to be a problem. An above-average rate of growth in real wages continues to translate into robust real growth in consumer spending on apparel, healthcare, computers, entertainment and most categories of services and nondurable goods. Our investment focus continues to be on relatively large-capitalization growth companies where we believe the stock valuations are reasonable relative to the long-term expectations for above-average growth in earnings and improving rates of return. We continue with a relatively fully invested portfolio, with cash and cash equivalents equal to less than 5% of net assets at July 31, 1998.


Quality Bond Portfolio
Although the overall trend in US interest rates since February 1998 has been a further flattening of the yield curve, fixed-income markets have exhibited a significant degree of volatility, with spread relationships widening among different types of bonds. With respect to the investment-grade corporate bond market, yield spreads versus Treasury issues have been somewhat impacted by the significant increase in new underwritings coming to market, as well as concerns regarding the sustainability of corporate profits and the spillover effect of the situation in Asia. Recently, a number of new issues have been postponed as a result of less-than-optimal market conditions.

As we entered the six-month period ended July 31, 1998, our investment strategy remained focused on efforts to take advantage of the wider spreads that had developed within the A/BBB-rated credit sectors of the corporate bond market. We accomplished this through a reduction in our holdings of US Treasury securities as well as a modest reduction in several AAA/AA-rated securities we believed were overvalued. For example, we sold a McDonald's Corp. ten-year issue at 45 basis points (0.45%) over the ten-year Treasury note, and reinvested the proceeds in a duration-neutral Hospitality Properties Trust issue at 160 basis points over the ten-year Treasury note. The real estate investment trust sector was one in which we were underweighted relative to the Merrill Lynch Corporate Master Index, although we have since adopted an overweighted posture given the attractive spread scenario. Another swap involved the sale of Kimberly-Clark Corp. to purchase TCI Communication Inc. In this case, we not only sought the incremental yield that the lower-rated TCI generated, but we also believed that TCI had a more favorable relative value. Specifically, it was our opinion that the communications sector would continue to benefit from strong fundamentals, and that TCI was properly positioned to take advantage of the growth opportunities. In TCI's case, our opinion was rewarded with the recent announcement that AT&T Corp. would be acquiring TCI.

By mid-March, investor nervousness once again heightened as the investigations into the allegations of inappropriate conduct by President Clinton intensified, providing the backdrop for a steepening of the Treasury yield curve. As was the situation in late January, the 30-year Treasury bond climbed above the critical 6% level. We view this situation as an opportunity to add to the Portfolio's longer-term Treasury positions, to seek to take advantage of what we believe to be short-lived investor nervousness. As the curve flattened, and given the volatility that fixed-income markets were exhibiting, these trading positions unwound. It is likely that a key component of the Portfolio's investment strategy will continue to be identifying and taking advantage of short-term overbought or oversold situations, especially in the US Treasury market.

As we approached mid-year, corporate spreads trended wider versus the Treasury market, a situation supported by a number of factors including concerns surrounding the sustainability of corporate profits, the deterioration of emerging markets and record issuance as companies seek to lock in attractive funding levels. These factors had a direct effect on investor sentiment regarding new underwritings coming to market. As a result, a number of transactions were either canceled ($600 million 30-year International Paper Co.), downsized (Time Warner Entertainment Co. from $1 billion to $600 million and Dillard's Inc. from $1.6 billion to $1 billion), or issued at 5 basis points--15 basis points behind initial pricing estimates. Adding further to the spread effect was the strong performance of the Treasury market following a renewed flight to quality. Specifically, economic conditions and liquidity issues were rapidly deteriorating in Russia, while Japan's leadership had yet to decide on a credible plan to revitalize its ailing economy. Accordingly, the US dollar pushed substantially higher, despite coordinated efforts to limit its rise. By early July, the 30-year Treasury bond traded as low as 5.57%, with the spread versus the two-year Treasury note compressing to under 20 basis points.

Looking ahead, we will continue to focus on the diversification strategy we implemented during the early part of 1998. If yield spreads continue to widen, we expect to consider adding to our positions of high-quality BB spread product in sectors that we believe have attractive long-term potential. Furthermore, we believe asset-backed securities will continue to produce some very attractive investment supplements to corporate bonds, both floating and fixed rate.



Merrill Lynch Asset Builder Program, Inc., July 31, 1998


US Government Securities
Portfolio
The US economy continues to grow at a faster-than-expected pace. Second calendar quarter gross domestic product, the total output of goods and services, expanded at a 1.4% annual pace as heavy consumer spending offset a drop in exports and inventory buildup. Heavy consumer spending was fueled by low inflation and high employment. Consumer and producer prices, as measured by the Consumer Price Index and Producer Price Index, respectively, remain near or at historical lows. Current low inflation is aided by the financial crisis in Asia because competition from falling import prices makes it difficult for companies to pass on costs and increase prices. The employment cost index--the broadest measure of wage, salary and benefit costs, and an index watched closely by the Federal Reserve Board--registered a restrained increase in the second quarter. Federal Reserve Board Chairman Alan Greenspan's ongoing concern has been that rising labor costs may pose an inflationary threat. Employment, though off its high seen earlier in the July quarter, remains strong. In addition, the unemployment rate has remained below 5% for more than a year. High employment and benign inflation are keeping American consumers optimistic about current business conditions. Consumer confidence, though falling to 135.4 in July, reached a 30-year high of 138.7 during the July quarter.

The US Treasury yield curve continued to flatten during the six months ended July 31, 1998. The two-year-- ten-year Treasury yield spread compressed almost 20 basis points (0.20%), ending the six-month period with only a single basis point difference in yield. The flattening of this part of the Treasury curve was largely attributed to intermediate-term Treasury note yields moving higher. Two-year, three-year and five-year Treasury note yields ended the quarter 18 basis points, 14 basis points and 12 basis points higher, respectively. Additionally, the 10-year and 30-year Treasury yields were lower by 2 basis points and 9 basis points, respectively, contributing to the flattening.

Although the ten-year Treasury note, a benchmark for mortgage-backed securities (MBS), ended the July quarter only marginally lower from where it began, it still is low enough for prepayment fears to be a concern. We continued to avoid those MBS which we believed were the most susceptible to the refinancing risk. We continued to overweight Government National Mortgage Association (GNMA) MBS, which typically have slower prepayments than conventional MBS. In addition to having slower prepayments, GNMA MBS had better performance for the six-month period. For example, GNMA 6.50%, 7% and 7.50%, which make up over 25% of the Portfolio, outperformed similar coupon conventional issues by 10 basis points, 20 basis points and 30 basis points, respectively, for the six months ended July 31, 1998. Another 18% of the Portfolio was invested in 15-year conventional 6.50% MBS whose underlying homeowners currently have little incentive to refinance. The Federal Home Loan Mortgage Corporation 11.50% position makes up another 9% of the Portfolio. This security adds current income through its coupon while continually experiencing favorable prepayment rates. During the quarter, we purchased a Federal National Mortgage Association multi-family pool. This security has lockout and yield maintenance provisions that limit prepayments, which are very favorable in the current low interest rate environment. Finally, the Portfolio had a 28% US Treasury position, which has no prepayment risk.

We used the Treasury sector of the Portfolio to maintain duration while being heavily weighted in attractive high-yield MBS. This strategy has worked well as long-term Treasury issues benefited from a flattening yield curve and MBS benefited from historically low volatility. During the six-month period, we also took advantage of dollar rolls (when demand for a security causes its forward price to be lower than its cost of carry) and lending of securities, benefiting the Portfolio's performance.


In Conclusion
We thank you for your investment in Merrill Lynch Asset Builder
Program, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Geraldine C. Gunn)
Geraldine C. Gunn
Senior Vice President and
Portfolio Manager
Fundamental Value Portfolio



(Thomas R. Robinson)
Thomas R. Robinson
Senior Vice President and
Portfolio Manager
Global Opportunity Portfolio



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager
Growth Opportunity Portfolio



(Jay C. Harbeck)
Jay C. Harbeck
Senior Vice President and
Portfolio Manager
Quality Bond Portfolio



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager
US Government Securities Portfolio



September 10, 1998




PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Merrill Lynch Asset Builder Program, Inc., July 31, 1998


PERFORMANCE DATA (continued)


Fundamental
Value Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                        +19.58%        +13.30%
Inception (2/01/95) to 6/30/98            +20.96         +19.06

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                        +18.28%        +14.28%
Inception (2/01/95) to 6/30/98            +19.68         +19.49

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                        +18.22%        +17.22%
Inception (2/01/95) to 6/30/98            +19.67         +19.67

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                        +19.28%        +13.02%
Inception (2/01/95) to 6/30/98            +20.68         +18.79

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Global
Opportunity Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                        + 6.03%        + 0.46%
Inception (2/01/95) to 6/30/98            +11.85         +10.09

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                        + 4.81%        + 1.01%
Inception (2/01/95) to 6/30/98            +10.65         +10.42

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                        + 4.75%        + 3.80%
Inception (2/01/95) to 6/30/98            +10.60         +10.60

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                        + 5.69%         +0.14%
Inception (2/01/95) to 6/30/98            +11.59          +9.84

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Growth
Opportunity
Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                        +30.58%        +23.72%
Inception (2/02/96) to 6/30/98            +26.07         +23.28

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                        +29.20%        +25.20%
Inception (2/02/96) to 6/30/98            +24.78         +24.17

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                        +29.04%        +28.04%
Inception (2/02/96) to 6/30/98            +24.71         +24.71

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                        +30.27%        +23.43%
Inception (2/02/96) to 6/30/98            +25.87         +23.08

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Quality Bond
Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                        +10.86%         +6.42%
Inception (2/01/95) to 6/30/98            + 7.39          +6.11

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                         +9.86%         +5.86%
Inception (2/01/95) to 6/30/98             +6.46          +6.21

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                         +9.90%         +8.90%
Inception (2/01/95) to 6/30/98             +6.39          +6.39

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                        +10.48%         +6.06%
Inception (2/01/95) to 6/30/98            + 7.09          +5.82

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



US Government
Securities
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                        +10.11%         +5.71%
Inception (2/01/95) to 6/30/98            + 9.71          +8.40

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                         +9.25%         +5.25%
Inception (2/01/95) to 6/30/98             +8.82          +8.58

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                         +9.18%         +8.18%
Inception (2/01/95) to 6/30/98             +8.76          +8.76

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                         +9.84%         +5.45%
Inception (2/01/95) to 6/30/98             +9.42          +8.12

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Asset Builder Program, Inc., July 31, 1998


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                     12 Month      3 Month        Since         Standardized
                                                      Total         Total       Inception       30-day Yield
                                                      Return        Return     Total Return     As of 7/31/98
Fundamental Value Portfolio Class A Shares           + 7.63%        -8.24%        +81.87%             --
Fundamental Value Portfolio Class B Shares           + 6.45         -8.52         +75.21              --
Fundamental Value Portfolio Class C Shares           + 6.39         -8.53         +75.15              --
Fundamental Value Portfolio Class D Shares           + 7.37         -8.34         +80.41              --
Global Opportunity Portfolio Class A Shares          - 0.67         -0.51         +45.15              --
Global Opportunity Portfolio Class B Shares          - 1.74         -0.75         +39.79              --
Global Opportunity Portfolio Class C Shares          - 1.80         -0.76         +39.66              --
Global Opportunity Portfolio Class D Shares          - 0.87         -0.53         +44.07              --
Growth Opportunity Portfolio Class A Shares          +18.67         +4.11         +74.21              --
Growth Opportunity Portfolio Class B Shares          +17.38         +3.86         +69.73              --
Growth Opportunity Portfolio Class C Shares          +17.32         +3.80         +69.53              --
Growth Opportunity Portfolio Class D Shares          +18.36         +4.04         +73.40              --
Quality Bond Portfolio Class A Shares                + 7.68         +2.11         +27.50             6.11%
Quality Bond Portfolio Class B Shares                + 6.82         +1.92         +23.70             5.61
Quality Bond Portfolio Class C Shares                + 6.75         +1.91         +23.39             5.56
Quality Bond Portfolio Class D Shares                + 7.41         +2.05         +26.28             5.86
US Government Securities Portfolio Class A Shares    + 8.18         +1.85         +37.73             6.13
US Government Securities Portfolio Class B Shares    + 7.33         +1.65         +33.88             5.63
US Government Securities Portfolio Class C Shares    + 7.27         +1.64         +33.59             5.58
US Government Securities Portfolio Class D Shares    + 8.01         +1.78         +36.60             5.88

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. The Program's inception dates are: Fundamental Value Portfolio, Global Opportunity Portfolio, Quality Bond Portfolio and US Government Securities Portfolio, 2/01/95; and Growth Opportunity Portfolio, 2/02/96.



SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Fundamental Value Portfolio

MIDDLE                               Shares                                                               Value    Percent of
EAST         Industries               Held            Investments                           Cost        (Note 1a)  Net Assets
Israel       Computer Services       150,000  ++Scitex Corp. Ltd.                       $ 1,496,111      $ 1,753,125    1.8%

                                                Total Investments in the
                                                Middle East                               1,496,111        1,753,125    1.8


NORTH
AMERICA


United       Automotive               20,000    Ford Motor Co.                              429,535        1,138,750    1.2
States                                25,000    General Motors Corp.                      1,286,517        1,807,813    1.9
                                                                                        -----------      -----------  ------
                                                                                          1,716,052        2,946,563    3.1

             Banking & Financials     13,000    Associates First Capital Corporation        751,607        1,009,938    1.1
                                      15,000    Bankers Trust New York Corp.              1,157,132        1,680,938    1.8
                                      80,000    Hibernia Corp. (Class A)                    948,558        1,510,000    1.6
                                      20,000    National City Corporation                 1,390,249        1,337,500    1.4
                                      25,000    Travelers Group Inc.                      1,587,437        1,675,000    1.8
                                       5,000    Wells Fargo & Company                     1,274,628        1,779,375    1.9
                                                                                        -----------      -----------  ------
                                                                                          7,109,611        8,992,751    9.6

             Beverage &               55,000    Seagram Company Ltd. (The)                1,981,064        2,021,250    2.1
             Entertainment

             Chemicals                28,000    duPont (E.I.) de Nemours & Co.            1,580,055        1,736,000    1.8
                                      40,000    Great Lakes Chemical Corporation          1,544,458        1,577,500    1.7
                                                                                        -----------      -----------  ------
                                                                                          3,124,513        3,313,500    3.5

             Computer Software        80,000  ++Mentor Graphics Corporation                 771,977          770,000    0.8
                                     140,000  ++Novell, Inc.                              1,087,444        1,583,750    1.7
                                                                                        -----------      -----------  ------
                                                                                          1,859,421        2,353,750    2.5


             Computers                23,625    COMPAQ Computer Corporation                 665,930          776,672    0.8

             Conglomerates            47,000    Tenneco, Inc.                             2,030,095        1,703,750    1.8

             Cosmetics & Toiletries   35,000    Kimberly-Clark Corporation                1,713,017        1,572,812    1.7

             Electric Utilities       42,000    Cinergy Corp.                             1,440,557        1,325,625    1.4

             Electrical Equipment     30,000    General Signal Corporation                1,229,451        1,196,250    1.3

             Fertilizer               40,000    IMC Global, Inc.                          1,408,459        1,022,500    1.1

             Foods                    30,000    General Mills, Inc.                       2,065,059        1,858,125    2.0

             Gaming                   40,000  ++Harrah's Entertainment, Inc.                765,713          845,000    0.9

             Health Care              17,500    Aetna Inc.                                1,315,639        1,212,969    1.3
             Services                 45,000    Columbia/HCA Healthcare Corporation       1,398,834        1,282,500    1.4
                                                                                        -----------      -----------  ------
                                                                                          2,714,473        2,495,469    2.7

             Household Products       20,000    Whirlpool Corporation                     1,085,682        1,210,000    1.3

             Information              22,000    International Business Machines Corp.     1,309,275        2,915,000    3.1
             Processing


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)

             Fundamental Value Portfolio (concluded)

NORTH AMERICA                         Shares                                                              Value    Percent of
(concluded)  Industries                Held           Investments                           Cost        (Note 1a)  Net Assets
United       Insurance                30,000    Allstate Corporation (The)              $ 1,396,800      $ 1,273,125    1.3%
States                                20,000    PartnerRe Ltd.                              997,688          995,000    1.0
(concluded)                           65,000    TIG Holdings, Inc.                        1,861,888        1,344,688    1.4
                                                                                        -----------      -----------  ------
                                                                                          4,256,376        3,612,813    3.7

             Machinery                50,000    ITT Industries Inc.                       1,177,983        1,743,750    1.8

             Medical Services         45,000  ++Pharmaceutical Product
                                                Development, Inc.                           708,750        1,046,250    1.1

             Metals--Non-Ferrous      45,000    ASARCO Inc.                               1,240,590          959,062    1.0

             Metals--Precious         60,000    Newmont Mining Corporation                1,814,626        1,132,500    1.2

             Natural Gas              21,000    Enron Corp.                                 796,505        1,111,687    1.2
                                      50,000    Sonat, Inc.                               2,051,318        1,462,500    1.5
                                                                                        -----------      -----------  ------
                                                                                          2,847,823        2,574,187    2.7

             Networking               50,000  ++3Com Corporation                          1,302,707        1,234,375    1.3

             Oil--Domestic            72,000    Occidental Petroleum Corp.                1,664,031        1,602,000    1.7
                                      20,000    Sun Company, Inc.                           623,938          748,750    0.8
                                                                                        -----------      -----------  ------
                                                                                          2,287,969        2,350,750    2.5

             Oil--International       25,000    Exxon Corporation                         1,524,560        1,753,125    1.8

             Oil Services             30,000    Diamond Offshore Drilling, Inc.           1,407,556          984,375    1.0
                                      30,000    Dresser Industries, Inc.                    927,909        1,059,375    1.1
                                                                                        -----------      -----------  ------
                                                                                          2,335,465        2,043,750    2.1

             Packaging                32,000    Crown Cork & Seal Company, Inc.           1,502,264        1,316,000    1.4

             Paper & Forest           25,000    International Paper Co.                     989,942        1,115,625    1.2
             Products                 70,000    Louisiana-Pacific Corp.                   1,551,112        1,395,625    1.5
                                                                                        -----------      -----------  ------
                                                                                          2,541,054        2,511,250    2.7

             Pharmaceuticals          11,000    Bristol-Myers Squibb Co.                    421,102        1,253,312    1.3
                                      40,000    Pharmacia & Upjohn, Inc.                  1,326,355        1,895,000    2.0
                                                                                        -----------      -----------  ------
                                                                                          1,747,457        3,148,312    3.3

             Photography              22,000    Eastman Kodak Co.                         1,556,016        1,850,750    2.0

             Publishing/Newspapers    27,500    Dow Jones & Company, Inc.                 1,021,761        1,493,594    1.6

             Railroads                52,000    Union Pacific Corporation                 2,863,902        2,184,000    2.3

             Retail                   85,000  ++Kmart Corporation                           961,663        1,386,562    1.5
                                      25,000    Sears, Roebuck & Co.                      1,121,527        1,268,750    1.3
                                      45,000  ++Toys `R' Us, Inc.                         1,178,997        1,023,750    1.1
                                      40,500  ++Venator Group Inc. (a)                      570,707          582,188    0.6
                                                                                        -----------      -----------  ------
                                                                                          3,832,894        4,261,250    4.5

             Semiconductors           20,000    Texas Instruments Inc.                      877,717        1,186,250    1.2

             Steel                    40,000    USX-US Steel Group, Inc.                  1,147,077        1,077,500    1.1
                                     100,000  ++WHX Corp.                                   902,908        1,118,750    1.2
                                                                                        -----------      -----------  ------
                                                                                          2,049,985        2,196,250    2.3

             Telecommunications       28,000    AT&T Corp.                                  994,867        1,697,500    1.8
                                      30,000    Bell Atlantic Corporation                 1,379,060        1,361,250    1.4
                                      35,000    GTE Corp.                                 1,555,539        1,903,125    2.0
                                      30,000    Motorola, Inc.                            1,627,289        1,567,500    1.7
                                                                                        -----------      -----------  ------
                                                                                          5,556,755        6,529,375    6.9

                                                Total Investments in North America       75,265,026       81,676,610   86.3


WESTERN
EUROPE


Netherlands  Oil--                    30,000    Royal Dutch Petroleum Company (NY
             International                      Registered Shares)                        1,646,844        1,530,000    1.6

                                                Total Investments in Western Europe       1,646,844        1,530,000    1.6

SHORT-TERM                          Face
SECURITIES                         Amount                       Issue
             Commercial        US$ 4,000,000    Delaware Funding Corp., 5.52% due
             Paper*                             9/03/1998                                 3,979,760        3,979,760    4.2
                                   3,658,000    General Electric Capital Corp.,
                                                5.65% due 8/03/1998                       3,656,851        3,656,851    3.9
                                   2,000,000    Park Avenue Receivables Corp.,
                                                5.55% due 8/14/1998                       1,995,992        1,995,992    2.1
                                                Total Investments in Short-Term
                                                Securities                                9,632,603        9,632,603   10.2


             Total Investments                                                          $88,040,584       94,592,338   99.9
                                                                                        ===========
             Other Assets Less Liabilities                                                                    95,245    0.1
                                                                                                         -----------  ------
             Net Assets                                                                                  $94,687,583  100.0%
                                                                                                         ===========  ======


            *Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
           ++Non-income producing security.
          (a)Formerly Woolworth Corp.


             See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1998


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Global Opportunity Portfolio

                                     Face                                                                  Value   Percent of
COUNTRY                             Amount       Foreign Government Obligations             Cost         (Note 1a) Net Assets
Germany                                         Bundesrepublik Deutschland:
                            DM     1,150,000      6% due 7/04/2007                      $   672,594      $   708,752    1.0%
                                     850,000      6% due 6/20/2016                          472,899          532,080    0.8
                                   3,050,000      5.625% due 1/04/2028                    1,728,761        1,806,163    2.7
                                                                                        -----------      -----------  ------
                                                                                          2,874,254        3,046,995    4.5


Sweden                                          Government of Sweden:
                            Skr   15,400,000      5.50% due 4/12/2002                     1,956,294        2,007,183    3.0
                                   5,800,000      8% due 8/15/2007                          879,521          897,262    1.3
                                                                                        -----------      -----------  ------
                                                                                          2,835,815        2,904,445    4.3


United Kingdom                                  UK Treasury Gilt:
                            Pound    310,000      8% due 12/07/2000                         523,871          520,473    0.7
                            Sterling 750,000      7.25% due 12/07/2007                    1,241,406        1,356,602    2.0
                                                                                        -----------      -----------  ------
                                                                                          1,765,277        1,877,075    2.7

                                                Total Investments in Foreign
                                                Government Obligations                    7,475,346        7,828,515   11.5


                                                   US Government Obligations

United States                                     US Treasury Notes and Bonds:
                            US$    2,150,000      6% due 8/15/1999                        2,153,820        2,160,406    3.2
                                   3,350,000      6.50% due 5/31/2002                     3,435,461        3,456,262    5.1
                                     425,000      6.25% due 2/15/2007                       428,387          443,726    0.7
                                     635,000      6.625% due 5/15/2007                      642,934          679,844    1.0
                                   2,470,000      6.625% due 2/15/2027                    2,685,583        2,759,064    4.1

                                                Total Investments in US Government
                                                Obligations                               9,346,185        9,499,302   14.1


                                                Total Investments in Foreign & US
                                                Government Obligations                   16,821,531       17,327,817   25.6

                                      Shares
             Industries                Held                US Stocks
United       Aerospace & Defense       6,000    GenCorp, Inc.                               169,941          138,375    0.2
States
             Airlines                  4,320  ++US Airways Group, Inc.                      193,108          324,000    0.5

             Auto--Related             5,400    Hertz Corporation (Class A)                 204,171          251,438    0.4

             Automobile Parts          6,300    Federal-Mogul Corporation                   256,062          378,788    0.6

             Automotive &              8,400  ++Avis Rent A Car, Inc.                       199,607          216,825    0.3
             Equipment

             Banking                   7,000    Bank of New York Company, Inc. (The)        225,778          448,000    0.7
                                       3,540    BankAmerica Corp.                           220,662          317,715    0.5
                                                                                        -----------      -----------  ------
                                                                                            446,440          765,715    1.2

             Banking & Financial       7,200    First Union Corporation                     355,784          433,800    0.6

             Beverages                 5,100    PepsiCo, Inc.                               204,534          197,944    0.3

             Broadcasting/Cable       15,200  ++Capstar Broadcasting Corp. (Class A)        288,800          374,300    0.6
                                      10,500  ++Tele-Communications, Inc. (Class A)         216,332          437,719    0.6
                                      19,750  ++Tele-Communications TCI Ventures
                                                Group (Class A)                             225,783          388,828    0.6
                                                                                        -----------      -----------  ------
                                                                                            730,915        1,200,847    1.8

             Broadcasting/Radio        3,800  ++Chancellor Media Corp.                      125,881          183,350    0.3

             Chemicals                10,100    Great Lakes Chemical Corporation            434,921          398,319    0.6

             Commercial Services      11,150  ++Gartner Group, Inc. (Class A)               375,859          338,681    0.5

             Communication             9,000  ++WorldCom, Inc.                              267,117          474,750    0.7
             Equipment

             Computer Products         3,180  ++Cisco Systems, Inc.                         222,600          304,485    0.4

             Computer Sales            2,200    International Business Machines Corp.       254,507          291,500    0.4

             Computer Software         5,700  ++BMC Software, Inc.                          252,581          280,725    0.4

             Computers                12,000    COMPAQ Computer Corp.                       334,219          394,500    0.6

             Conglomerates            14,400    Dial Corporation (The)                      288,578          343,800    0.5

             Containers                8,100  ++Owens-Illinois, Inc.                        253,620          357,413    0.5

             Cosmetics                 4,300    Gillette Company (The)                      246,024          225,213    0.3

             Electrical Equipment      3,700    General Electric Company                    274,750          330,456    0.5

             Electronics               4,600    Texas Instruments Inc.                      298,912          272,838    0.4

             Entertainment            10,400  ++Premier Parks Inc.                          587,868          664,300    1.0
                                       3,800    Royal Caribbean Cruises Ltd.                186,222          282,388    0.4
                                                                                        -----------      -----------  ------
                                                                                            774,090          946,688    1.4

             Financial Services       10,200    GreenPoint Financial Corp.                  409,412          404,812    0.6
                                       9,900  ++Heller Financial, Inc.                      276,911          296,381    0.4
                                       5,900    Providian Financial Corporation             376,331          463,519    0.7
                                                                                        -----------      -----------  ------
                                                                                          1,062,654        1,164,712    1.7

             Foods                     5,600  ++Keebler Foods Company                       158,217          137,200    0.2

             Hardware Products         3,500    Black & Decker Corp.                        125,053          199,063    0.3

             Health Care               6,501  ++HEALTHSOUTH Corporation                     166,146          163,338    0.2
                                       5,250    United Healthcare Corporation               340,082          296,625    0.4
                                                                                        -----------      -----------  ------
                                                                                            506,228          459,963    0.6

             Healthcare--              8,400    Columbia/HCA Healthcare Corporation         265,587          239,400    0.3
             Products &
             Services

             Information               7,870    Computer Associates International, Inc.     435,249          261,186    0.4
             Processing

             Insurance                 7,000    Allmerica Financial Corporation             430,546          468,125    0.7
                                       6,400    Equitable Companies Inc. (The)              336,987          480,400    0.7
                                       6,087    Travelers Group Inc.                        269,107          407,829    0.6
                                       2,200    UNUM Corporation                             82,080          115,912    0.2
                                                                                        -----------      -----------  ------
                                                                                          1,118,720        1,472,266    2.2


Merrill Lynch Asset Builder Program, Inc., July 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Global Opportunity Portfolio (continued)

                                      Shares                                                              Value   Percent of
COUNTRY      Industries                Held            US Stocks                              Cost      (Note 1a) Net Assets
United       Leisure & Tourism        11,600    Carnival Corporation (Class A)          $   203,456      $   428,475    0.6%
States
(concluded)  Machinery                 8,000    Ingersoll-Rand Company                      265,166          353,500    0.5

             Manufacturing             5,200    Tyco International Ltd.                     268,961          322,075    0.5

             Medical Instruments       4,100    Beckman Coulter Inc.                        247,302          246,512    0.4

             Medical Specialties       5,200    Warner-Lambert Company                      236,371          392,925    0.6

             Natural Gas              10,200    El Paso Natural Gas Co.                     272,690          346,800    0.5
                                       5,800    Enron Corp.                                 251,422          307,037    0.5
                                                                                        -----------      -----------  ------
                                                                                            524,112          653,837    1.0

             Oil Service               2,500    Schlumberger Ltd.                           168,095          151,406    0.2

             Petroleum                 5,400    Unocal Corp.                                199,495          176,850    0.3

             Pharmaceutical--          3,250    Bristol-Myers Squibb Co.                    309,159          370,297    0.5
             Diversified

             Printing/Publishing      11,500  ++World Color Press, Inc.                     349,551          391,719    0.6

             Railroads                 3,250    Burlington Northern Santa Fe Corp.          282,557          334,547    0.5

             Real Estate               3,500    Starwood Hotels & Resorts                   161,591          143,719    0.2
             Investment Trusts

             Retail                    8,700  ++Safeway, Inc.                               255,835          385,519    0.6

             Retail--Drug Stores      13,110    Rite Aid Corporation                        277,637          517,845    0.8

             Retail--Specialty         7,500    Lowe's Companies, Inc.                      270,205          288,750    0.4

             Retail Stores             7,200    Wal-Mart Stores, Inc.                       296,925          454,500    0.7

             Retail Trade              6,540    Sears, Roebuck & Co.                        340,538          331,905    0.5

             Telecommunications        5,400    SmarTalk TeleServices, Inc.                 148,769           88,762    0.1

             Waste Management          9,450  ++Waste Management International (a)          394,339          520,931    0.7

                                                Total Investments in US Stocks           16,035,993       19,538,314   28.8
                                                Foreign Stocks


Canada       Automobile Parts          8,100    Magna International, Inc. (Class A)         467,693          552,825    0.8

             Beverages                 7,100    Seagram Company Ltd. (The)                  297,438          260,925    0.4

                                                Total Stocks in Canada                      765,131          813,750    1.2


Finland      Holding Company          17,000  ++Amer Group Ltd.                             306,406          292,512    0.4

             Insurance                 5,700    Sampo Insurance Co. Ltd.                    263,633          319,543    0.5

             Paper & Forest           24,000    UPM-Kymmene Oyj                             500,294          612,777    0.9
             Products

             Pharmaceuticals          13,720    Orion-Yhtyma Oyj (Class B)                  372,233          421,381    0.6

             Real Estate              40,710  ++Sponda Oyj                                  287,017          301,282    0.5

             Transportation            9,000    Finnlines Oyj                               178,615          546,171    0.8

                                                Total Stocks in Finland                   1,908,198        2,493,666    3.7


France       Electronics              16,900    Thomson-CSF S.A.                            578,105          662,906    1.0

             Insurance                 6,100    Axa-Uap                                     691,003          835,771    1.2
                                      10,300    Scor S.A.                                   404,903          720,292    1.1
                                                                                        -----------      -----------  ------
                                                                                          1,095,906        1,556,063    2.3

             Machinery &              19,300  ++Alstom S.A.                                 657,484          571,264    0.8
             Equipment

             Oil & Related             5,600    Elf Aquitaine S.A.                          663,726          725,943    1.1

             Semiconductor             9,500  ++STMicroelectronics N.V. (NY
             Capital Equipment                  Registered Shares)                          544,108          604,437    0.9

                                                Total Stocks in France                    3,539,329        4,120,613    6.1


Germany      Auto & Truck              6,600    Daimler-Benz AG                             647,906          675,401    1.0

             Banking                   8,600    Bayerische Vereinsbank AG                   554,936          812,370    1.2

             Chemicals                 6,300    Henkel KGaA (Preferred)                     373,750          577,397    0.9

             Machinery &               6,000    Mannesmann AG                               232,932          639,303    0.9
             Equipment

                                                Total Stocks in Germany                   1,809,524        2,704,471    4.0


Ireland      Banking                  14,100    Bank of Ireland                             298,205          286,961    0.4

                                                Total Stocks in Ireland                     298,205          286,961    0.4


Italy        Banking                 268,000    Banca di Roma                               586,009          622,972    0.9

             Machinery               116,500    Danieli & Co.                               508,648          479,885    0.7

             Publishing               57,000    Mondadori (Arnoldo) Editore S.p.A.          431,458          672,231    1.0

                                                Total Stocks in Italy                     1,526,115        1,775,088    2.6


Japan        Banking & Financial      54,000    Bank of Tokyo--Mitsubishi, Ltd.             704,144          539,439    0.8
                                      66,000    Sanwa Bank, Limited                         579,728          563,364    0.8
                                                                                        -----------      -----------  ------
                                                                                          1,283,872        1,102,803    1.6

             Computer                 12,000    Tokyo Electron Limited                      408,915          333,126    0.5

             Consumer--Electronics     4,000    Rohm Company Ltd.                           262,940          431,706    0.6

             Electrical Equipment      6,000    Sony Corporation                            447,011          510,488    0.8

             Electronics              36,000    Matsushita Electric Industrial
                                                Co., Ltd.                                   577,190          575,701    0.8

             Insurance                47,000    Tokio Marine & Fire Insurance Co., Ltd.     500,861          475,043    0.7

             Machine Tools &          13,000    Minebea Co., Ltd.                           140,134          138,145    0.2
             Machinery

             Machinery                52,000    Makino Milling Machine Co., Ltd.            370,298          341,987    0.5
             Retail Stores            11,000    Ito--Yokado Co., Ltd.                       594,268          530,772    0.8

                                                Total Stocks in Japan                     4,585,489        4,439,771    6.5


Merrill Lynch Asset Builder Program, Inc., July 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
             Global Opportunity Portfolio (concluded)

                                      Shares                                                              Value   Percent of
COUNTRY      Industries                Held            Foreign Stocks                        Cost       (Note 1a) Net Assets
Mexico       Beverages                 7,650    Panamerican Beverages, Inc.
                                                (Class A)(US Registered Shares)         $   277,438      $   237,628    0.4%

             Conglomerates            28,200    Grupo Carso, S.A. de C.V. (ADR)*            276,925          236,880    0.4

             Utilities--               6,000    Telefonos de Mexico, S.A. de
             Communications                     C.V. (Telmex)(ADR)*                         329,614          300,000    0.4

                                                Total Stocks in Mexico                      883,977          774,508    1.2


Netherlands  Broadcast &               3,700    Wolters Kluwer N.V.                         566,043          555,295    0.8
             Publishing

                                                Total Stocks in the Netherlands             566,043          555,295    0.8


Singapore    Banking                  58,000    Oversea-Chinese Banking Corp.
                                                Ltd. 'Foreign'                              276,031          203,361    0.3

                                                Total Stocks in Singapore                   276,031          203,361    0.3


Spain        Building Materials       21,000    Uralita, S.A.                               294,295          267,715    0.5

             Diversified              17,200  ++Dinamia Capital Privado. Sociedad
                                                de Capital Riesgo, S.A.                     320,292          282,490    0.4

             Petroleum                10,600    Repsol, S.A. (ADR)*                         401,272          569,087    0.8

             Real Estate               9,300    Metrovacesa, S.A.                           290,232          254,364    0.4

                                                Total Stocks in Spain                     1,306,091        1,373,656    2.1


Sweden       Auto & Truck              8,800    Autoliv AB                                  285,516          300,845    0.4

             Automobile Parts         16,700    Haldex AB                                   295,290          290,728    0.4

             Banking                   7,700    ForeningsSparbanken AB (b)                   97,378          230,699    0.3
                                      53,900    Nordbanken Holding AB                       356,228          387,574    0.6
                                                                                        -----------      -----------  ------
                                                                                            453,606          618,273    0.9


             Chemicals                17,000    Perstorp AB (Class B)                       318,484          308,818    0.5
             Diversified               4,600    Custos AB (Class A)                         118,477          115,479    0.2
                                       4,600    Custos AB (Class B)                         121,232          114,898    0.2
                                                                                        -----------      -----------  ------
                                                                                            239,709          230,377    0.4

             Electronics               9,000    Spectra-Physics AB (Class A)                274,607          137,379    0.2

             Investment               20,300    Bure Investment AB                          192,973          297,061    0.4
             Management

             Real Estate              24,200    Castellum AB                                211,107          280,863    0.4
                                       9,800    Fastighets AB Tornet                        161,306          156,390    0.2
                                                                                        -----------      -----------  ------
                                                                                            372,413          437,253    0.6

                                                Total Stocks in Sweden                    2,432,598        2,620,734    3.8


Switzerland  Banking & Financial       1,800  ++UBS AG                                      601,421          781,978    1.2

             Machinery                   381    Schindler Holding AG                        656,417          556,419    0.8

             Merchandising               500    Valora Holding AG                           135,344          156,953    0.2

                                                Total Stocks in Switzerland               1,393,182        1,495,350    2.2


United       Aerospace & Defense      83,600    British Aerospace PLC                       638,019          638,714    0.9
Kingdom
             Automobile Parts        137,700    LucasVarity PLC                             463,375          482,093    0.7

             Beverages                53,904    Diageo PLC                                  501,499          642,001    1.0

             Chemicals                 6,700    Imperial Chemical Industries PLC            110,662           86,593    0.1
                                       7,500    Imperial Chemical Industries PLC (ADR)*     389,042          393,281    0.6
                                                                                        -----------      -----------  ------
                                                                                            499,704          479,874    0.7

             Foods                    40,200    Devro PLC                                   289,780          212,428    0.3

             Travel Services         219,000  ++Thomson Travel Group PLC                    661,346          630,580    0.9

                                                Total Stocks in the United Kingdom        3,053,723        3,085,690    4.5


                                                Total Investments in Foreign Stocks      24,343,636       26,742,914   39.4


                                                Total Investments in US &
                                                Foreign Stocks                           40,379,629       46,281,228   68.2


SHORT-TERM                           Face
SECURITIES                          Amount                   Issue
             Commercial        US$ 1,000,000    Bell Atlantic Financial Services
             Paper**                            Inc., 5.60% due 8/03/1998                   999,689          999,689    1.5
                                   2,664,000    General Motors Acceptance Corp.,
                                                5.69% due 8/03/1998                       2,663,158        2,663,158    3.9

                                                Total Investments in Short-Term
                                                Securities                                3,662,847        3,662,847    5.4

             Total Investments                                                          $60,864,007       67,271,892   99.2
                                                                                        ===========
             Unrealized Depreciation on Forward Foreign Exchange Contracts++++                               (62,702)  (0.1)

             Other Assets Less Liabilities                                                                   574,963    0.9
                                                                                                         -----------  ------
             Net Assets                                                                                  $67,784,153  100.0%
                                                                                                         ===========  ======

            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
          (a)Formerly USAWaste Services, Inc.
          (b)Formerly Sparbanken Sverige AB.
           ++Non-income producing security.
         ++++Forward foreign exchange contracts as of July 31, 1998 were as follows:

                                                             Unrealized
                                                            Appreciation
             Foreign                       Expiration      (Depreciation)
             Currency Sold                    Date           (Note 1b)
             C$           1,250,000       August 1998       $   6,659
             Chf          2,250,000       August 1998         (28,789)
             DM          11,450,000       August 1998         (73,513)
             Fim         14,500,000      September 1998       (24,583)
             Frf         25,400,000       August 1998         (89,649)
             Pound        3,050,000       August 1998          28,508
             Sterling
             Lit      3,323,000,000       August 1998         (18,454)
             Pta        223,000,000       August 1998         (15,790)
             Skr         45,000,000      September 1998       (73,483)
             YEN        621,000,000      September 1998       226,392
                                                            ---------
             Total Unrealized Depreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$34,051,156)                  $ (62,702)
                                                            =========

             See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1998


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Growth Opportunity Portfolio

                                      Shares                                                               Value    Percent of
             Industries                Held                Common Stocks                   Cost          (Note 1a)  Net Assets
             Advertising              10,000    Interpublic Group of Companies, Inc.    $   455,324      $   602,500    0.8%

             Banking & Financial      19,800    Banc One Corp.                              921,491        1,023,413    1.3
                                       5,000    BankAmerica Corp.                           355,782          448,750    0.6
                                       5,000    Citicorp                                    724,668          850,000    1.1
                                      20,000    Mellon Bank Corporation                   1,175,065        1,347,500    1.7
                                      10,000    NationsBank Corporation                     794,450          797,500    1.0
                                      12,000    State Street Corp.                          594,654          831,750    1.1
                                                                                        -----------      -----------  ------
                                                                                          4,566,110        5,298,913    6.8

             Beverages                22,000    Coca-Cola Company (The)                   1,773,746        1,775,125    2.3
                                       5,000    Seagram Company Ltd. (The)                  212,919          183,750    0.2
                                                                                        -----------      -----------  ------
                                                                                          1,986,665        1,958,875    2.5

             Broadcasting--           15,500  ++Chancellor Media Corp.                      726,275          747,875    1.0
             Radio & Television       17,000  ++Clear Channel Communications, Inc.          747,053          955,188    1.2
                                                                                        -----------      -----------  ------
                                                                                          1,473,328        1,703,063    2.2

             Chemicals                13,500    duPont (E.I.) de Nemours & Co.            1,078,782          837,000    1.1

             Communication            24,000  ++Cisco Systems, Inc.                       1,488,667        2,298,000    2.9
             Equipment                32,000  ++FORE Systems, Inc.                          708,777          760,000    1.0
                                      12,000    Lucent Technologies, Inc.                   574,473        1,109,250    1.4
                                      14,500  ++Newbridge Networks Corp.                    614,672          304,500    0.4
                                       5,000    Northern Telecom Limited                    246,980          293,750    0.4
                                       7,000    Telefonaktiebolaget LM Ericsson (ADR)*      143,423          193,813    0.3
                                                                                        -----------      -----------  ------
                                                                                          3,776,992        4,959,313    6.4

             Computers                66,000    COMPAQ Computer Corp.                     1,603,245        2,169,750    2.8
                                      10,000  ++Dell Computer Corporation                   681,834        1,085,625    1.4
                                      10,000    Hewlett-Packard Co.                         677,888          555,000    0.7
                                                                                        -----------      -----------  ------
                                                                                          2,962,967        3,810,375    4.9

             Cosmetics                18,000    Gillette Company (The)                      838,754          942,750    1.2
                                       1,500    International Flavors &
                                                Fragrances, Inc.                             66,304           63,000    0.1
                                                                                        -----------      -----------  ------
                                                                                            905,058        1,005,750    1.3

             Electrical Equipment      2,000    Emerson Electric Company                    108,040          118,875    0.1
                                      26,000    General Electric Company                  1,673,626        2,322,125    3.0
                                       1,000    Honeywell, Inc.                              74,816           83,813    0.1
                                                                                        -----------      -----------  ------
                                                                                          1,856,482        2,524,813    3.2

             Electronics              22,000    Intel Corporation                         1,693,956        1,856,250    2.4
                                       8,000  ++STMicroelectronics N.V. (NY
                                                Registered Shares)                          565,629          509,000    0.6
                                      23,500    Texas Instruments Inc.                    1,347,642        1,393,844    1.8
                                                                                        -----------      -----------  ------
                                                                                          3,607,227        3,759,094    4.8

             Energy                   10,000    El Paso Natural Gas Co.                     268,430          340,000    0.4
                                       5,000    Enron Corp.                                 208,459          264,688    0.4
                                                                                        -----------      -----------  ------
                                                                                            476,889          604,688    0.8

             Entertainment             7,000  ++Viacom, Inc. (Class A)                      260,391          475,125    0.6
                                      45,000    Walt Disney Company (The)                 1,477,489        1,549,688    2.0
                                                                                        -----------      -----------  ------
                                                                                          1,737,880        2,024,813    2.6

             Financial Services        4,000    American Express Company                    390,615          441,500    0.6
                                      10,000    Federal National Mortgage Association       602,416          620,000    0.8
                                      10,000    Franklin Resources, Inc.                    546,808          435,625    0.5
                                      14,000    Morgan Stanley, Dean Witter,
                                                Discover and Co.                            885,329        1,218,875    1.6
                                      14,000    Travelers Group, Inc. (The)                 785,859          938,000    1.2
                                                                                        -----------      -----------  ------
                                                                                          3,211,027        3,654,000    4.7

             Food                      2,000    ConAgra, Inc.                                47,060           51,750    0.1
                                       4,000    Wrigley (Wm.) Jr. Co.                       288,597          358,750    0.4
                                                                                        -----------      -----------  ------
                                                                                            335,657          410,500    0.5

             Food Merchandising        3,000    Albertson's, Inc.                           107,884          144,188    0.2
                                       6,000  ++Meyer (Fred), Inc.                          141,180          264,375    0.3
                                       5,000  ++Safeway, Inc.                               228,044          221,563    0.3
                                                                                        -----------      -----------  ------
                                                                                            477,108          630,126    0.8

             Home Furnishings         20,000    Ethan Allen Interiors, Inc.               1,075,713          826,250    1.1

             Hotels                    9,000    Marriott International, Inc.
                                                (Class A)                                   305,627          292,500    0.4

             Household Products        3,000    Colgate-Palmolive Co.                       254,919          277,313    0.4
                                       6,000    Kimberly-Clark Corporation                  280,503          269,625    0.3
                                      20,000    Procter & Gamble Company                  1,485,044        1,587,500    2.0
                                      17,000    Unilever N.V. (NY Registered Shares)      1,221,062        1,181,500    1.5
                                                                                        -----------      -----------  ------
                                                                                          3,241,528        3,315,938    4.2

             Information              27,000    First Data Corp.                            961,514          781,313    1.0
             Processing

             Insurance                 1,000    Aetna Inc.                                   82,249           69,313    0.1
                                       9,000    American International Group, Inc.          928,860        1,357,312    1.7
                                                                                        -----------      -----------  ------
                                                                                          1,011,109        1,426,625    1.8

             Leisure                  17,000    Polygram N.V. (NY Registered Shares)        878,725          925,437    1.2

             Medical Technology        8,300  ++Boston Scientific Corp.                     470,698          635,987    0.8
                                       9,000    Guidant Corporation                         594,452          668,812    0.9
                                       1,000    Johnson & Johnson                            66,560           77,250    0.1
                                                                                        -----------      -----------  ------
                                                                                          1,131,710        1,382,049    1.8

             Oil Services             10,000    Baker Hughes, Inc.                          399,621          244,375    0.3
                                       6,000    Diamond Offshore Drilling, Inc.             307,341          196,875    0.3
                                       4,000    Schlumberger, Ltd.                          235,120          242,250    0.3
                                                                                        -----------      -----------  ------
                                                                                            942,082          683,500    0.9

             Pharmaceuticals           2,000  ++Amgen, Inc.                                 131,750          146,750    0.2
                                      16,000    Bristol-Myers Squibb Co.                  1,543,087        1,823,000    2.3
                                      12,000    Merck & Co., Inc.                         1,408,564        1,479,750    1.9
                                      20,000    Pfizer, Incorporated                      1,623,087        2,200,000    2.8
                                                                                        -----------      -----------  ------
                                                                                          4,706,488        5,649,500    7.2

             Photography               2,000    Eastman Kodak Co.                           141,535          168,250    0.2

             Pollution Control           362  ++Waste Management, Inc.                       14,160           19,955    0.0

             Publishing               11,000    Gannett Co., Inc.                           780,104          703,312    0.9



Merrill Lynch Asset Builder Program, Inc., July 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
             Growth Opportunity Portfolio (concluded)

                                      Shares                                                               Value    Percent of
             Industries                Held                Common Stocks                   Cost          (Note 1a)  Net Assets
             Restaurants               5,000    McDonald's Corp.                        $   277,822       $  334,062    0.4%

             Retail--Specialty        30,000    CVS Corporation                             998,118        1,230,000    1.6
                                      11,000    Gap Inc.                                    444,363          655,875    0.8
                                      50,000  ++Staples, Inc.                               929,565        1,640,625    2.1
                                      30,000    Walgreen Co.                                971,102        1,295,625    1.7
                                                                                        -----------      -----------  ------
                                                                                          3,343,148        4,822,125    6.2

             Retail Stores            17,000  ++Federated Department Stores, Inc.           847,205          899,937    1.2
                                      46,000    Wal-Mart Stores, Inc.                     2,015,994        2,903,750    3.7
                                                                                        -----------      -----------  ------
                                                                                          2,863,199        3,803,687    4.9

             Semiconductors           25,000  ++Applied Materials, Inc.                     920,280          835,937    1.1

             Software--Computer        8,000  ++Baan Company, N.V. (US Registered
                                                Shares)                                     335,738          317,000    0.4
                                      25,000  ++Microsoft Corporation                     2,157,218        2,748,437    3.5
                                      35,000  ++PeopleSoft, Inc.                          1,578,986        1,312,500    1.7
                                      44,000    SAP AG (Systeme, Anwendungen, Produkte
                                                in der Datenverarbeitung) (ADR)*            783,324        2,700,170    3.5
                                                                                        -----------      -----------  ------
                                                                                          4,855,266        7,078,107    9.1

             Telecommunications       22,000    AT&T Corp.                                1,435,871        1,333,750    1.7
                                       6,000  ++America Online, Inc.                        538,788          702,000    0.9
                                      10,000    Cable & Wireless PLC (ADR)*                 402,841          388,750    0.5
                                      30,000    Sprint Corporation                        1,944,115        2,100,000    2.7
                                      24,000  ++WorldCom Inc.                             1,098,329        1,266,000    1.6
                                                                                        -----------      -----------  ------
                                                                                          5,419,944        5,790,500    7.4

             Toys                     19,000    Mattel, Inc.                                716,164          730,312    0.9

             Travel & Lodging         24,000    Carnival Corporation (Class A)              672,036          886,500    1.1

                                                Total Investments in Common Stocks       63,165,650       74,239,682   95.2

                                     Face
                                    Amount          Short-Term Securities
             Commercial          $ 2,000,000    Countrywide Home Loans Inc.,
             Paper**                            5.55% due 8/19/1998                       1,994,450        1,994,450    2.5
                                   2,163,000    General Motors Acceptance Corp.,
                                                5.69% due 8/03/1998                       2,162,316        2,162,316    2.8
                                                Total Investments in Short-Term
                                                Securities                                4,156,766        4,156,766    5.3

             Total Investments                                                          $67,322,416       78,396,448  100.5
                                                                                        ===========
             Liabilities in Excess of Other Assets                                                          (423,424)  (0.5)
                                                                                                         -----------  ------
             Net Assets                                                                                  $77,973,024  100.0%
                                                                                                         ===========  ======

            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
           ++Non-income producing security.


             See Notes to Financial Statements.




SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
              Quality Bond Portfolio

                 S&P      Moody's     Face                                                                        Value
INDUSTRIES     Ratings    Ratings    Amount                  Bonds & Notes                        Cost          (Note 1a)
Asset-Backed   AAA        Aaa       $ 48,152  Arcadia Automobile Receivables Trust,
Securities++                                  6.10% due 6/15/2000                             $    48,143     $    48,204
--2.8%         AA         Aa3        300,000  CIT Group Home Equity Loan Trust,
                                              6.44% due 9/15/2026                                 299,886         299,886
                                                                                              -----------     -----------
                                                                                                  348,029         348,090

Banking--      A          A2         250,000  Bank of New York Company, Inc. (The),
14.3%                                         7.875% due 11/15/2002                               276,675         266,690
               A+         Aa3        250,000  BankAmerica Corp., 6.65% due 5/01/2001              249,863         254,043
               BBB        a1         300,000  KeyCorp Capital I, 6.427% due 7/01/2028             296,982         301,125
               BBB+       Baa1       250,000  MBNA American Bank N.A., 5.987% due 6/10/2004       246,143         245,918
               A          A3         250,000  Mellon Financial Co., 6.375% due 2/15/2010          251,010         249,475
               AA-        Aa3        250,000  Norwest Corporation, 6.75% due 5/12/2000            249,628         253,800
               A-         A2         200,000  Wells Fargo & Company, 8.375% due 5/15/2002         213,120         214,892
                                                                                              -----------     -----------
                                                                                                1,783,421       1,785,943

Financial      A          A2         250,000  Beneficial Corporation, 6.80% due 9/16/2003         250,000         255,799
Services--     A          aa3        150,000  CIT Capital Trust I, 7.70% due 2/15/2027            149,316         157,897
16.6%          BBB-       Baa2       100,000  Commercial Net Lease Realty, 7.125% due
                                              3/15/2008                                            99,729          99,823
               A-         A3          38,000  Donaldson, Lufkin & Jenrette Inc., 6.875%
                                              due 11/01/2005                                       37,694          38,905
               BBB-       Baa3       150,000  Hospitality Properties Trust, 7% due 3/01/2008      149,730         149,375
               AA         Aa2        200,000  MBIA, Inc., 7.15% due 7/15/2027                     199,510         212,746
               A+         A1         300,000  Morgan Stanley Group Inc., 6.875% due 3/01/2007     298,923         310,056
               A+         A2         200,000  Prudential Insurance Co., 6.375% due
                                              7/23/2006 (a)                                       199,116         199,514
               A          A2         150,000  Salomon Smith Barney Holdings, Inc., 7.375%
                                              due 5/15/2007                                       149,867         159,471
               BBB        Baa2       150,000  Spieker Properties LP, 7.35% due 12/01/2017         151,550         147,425
               A+         aa3        100,000  Travelers Capital II, 7.75% due 12/01/2036          100,170         103,499
               AA-        Aa3        200,000  Travelers Group Inc. (The), 7.875% due
                                              5/15/2025                                           205,616         228,470
                                                                                              -----------     -----------
                                                                                                1,991,221       2,062,980

Industrial--   A+         A1         100,000  Anheuser-Busch Cos., Inc., 8.75% due
Consumer                                      12/01/1999                                          107,905         103,545
Goods--8.5%    AA-        Aa3        250,000  Archer-Daniels-Midland Co., 8.375% due
                                              4/15/2017                                           303,007         297,238
               A          A2         100,000  Bass America, Inc., 8.125% due 3/31/2002            105,928         106,152
               BBB-       Baa3       250,000  Flowers Industries, Inc., 7.15% due
                                              4/15/2028                                           248,675         250,963
               A          A1          80,000  PepsiCo, Inc., 5.75% due 1/02/2003                   79,595          79,047
               AA         Aa2        200,000  Wal-Mart Stores, Inc., 8.50% due 9/15/2024          207,350         225,990
                                                                                              -----------     -----------
                                                                                                1,052,460       1,062,935

Industrial--   AA         Aa2        175,000  BP America Inc., 9.375% due 11/01/2000              200,263         187,892
Energy--6.8%   BBB        Baa2       250,000  Occidental Petroleum Corp., 6.50% due
                                              4/01/2005                                           248,575         248,425
               BBB+       A3         400,000  Sonat, Inc., 7% due 2/01/2018                       412,068         403,456
                                                                                              -----------     -----------
                                                                                                  860,906         839,773



Merrill Lynch Asset Builder Program, Inc., July 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in US dollars)
              Quality Bond Portfolio (concluded)

                 S&P      Moody's     Face                                                                        Value
INDUSTRIES     Ratings    Ratings    Amount                  Bonds & Notes                        Cost          (Note 1a)
Industrial--   A          A2        $200,000  AlliedSignal Inc., 6.20% due 2/01/2008          $   199,732     $   199,706
Manufacturing  BBB+       A3         200,000  Applied Materials Inc., 6.75% due 10/15/2007        199,870         199,964
--10.4%        A          A1         200,000  Ford Motor Credit Company, 8.20% due
                                              2/15/2002                                           213,154         213,154
                                              General Motors Acceptance Corp.:
               A          A2         100,000    8.50% due 1/01/2003                               108,510         108,859
               A          A2         200,000    8.75% due 7/15/2005                               226,232         228,382
               A-         Baa1       250,000  Lafarge Corporation, 6.375% due 7/15/2005           249,707         248,625
               A          A1          90,000  PPG Industries, Inc., 6.50% due 11/01/2007           89,725          91,092
                                                                                              -----------     -----------
                                                                                                1,286,930       1,289,782

Industrial--   BBB-       Baa3       250,000  ARAMARK Corp., 6.75% due 8/01/2004                  248,730         247,739
Services--     A          A2         150,000  Carnival Cruise Lines, Inc., 7.70% due
11.6%                                         7/15/2004                                           156,745         160,920
               A-         Baa1       150,000  Computer Associates International, Inc.,
                                              6.375% due 4/15/2005 (a)                            149,206         148,636
               A          A2         222,794  Disney Enterprises, Inc., 6.85% due
                                              1/10/2007++ (a)                                     222,642         229,094
               A          A2         200,000  First Data Corp., 6.375% due 12/15/2007             199,486         200,320
               BBB-       Baa3       200,000  News America Inc., 7.30% due 4/30/2028 (a)          200,404         202,873
               BBB-       Baa3       120,000  TCI Communications Inc., 8.75% due 8/01/2015        140,767         142,675
               BBB-       Baa2       100,000  Time Warner Entertainment Co., 8.375% due
                                              3/15/2023                                           107,029         115,762
                                                                                              -----------     -----------
                                                                                                1,425,009       1,448,019

Mortgage-      AAA        Aaa        200,000  Government National Mortgage Association,
Backed                                        6.375% due 11/20/2026                               198,469         199,812
Securities--
1.6%

Transpor-      BBB        Baa2       250,000  CSX Corp., 7.90% due 5/01/2017                      279,712         277,105
tation--2.2%

US Government                                 US Treasury Notes:
Obligations    AAA        Aaa        200,000    6% due 8/15/2000                                  202,000         201,844
--10.4%        AAA        Aaa         25,000    5.875% due 9/30/2002                               25,289          25,273
               AAA        Aaa        250,000    5.50% due 2/28/2003                               250,105         249,335
               AAA        Aaa        275,000    7% due 7/15/2006                                  299,041         299,450
               AAA        Aaa         50,000    6.125% due 8/15/2007                               52,836          51,883
               AAA        Aaa        200,000    5.625% due 5/15/2008                              203,156         201,874
               AAA        Aaa        250,000    6.125% due 11/15/2027                             264,414         264,257
                                                                                              -----------     -----------
                                                                                                1,296,841       1,293,916

Utilities--    A-         A2         300,000  ALLTEL Corporation, 6.75% due 9/15/2005             295,380         303,969
Communi-       AAA        Aaa        125,000  Indiana Bell Telephone Co., Inc., 7.30%
cations--7.9%                                 due 8/15/2026                                       133,639         136,947
               A          Baa2       200,000  MCI Communications Corp., 6.125% due
                                              4/15/2012                                           199,466         199,122
               AA         Aa3        125,000  Southwestern Bell Capital Corp., 6.50%
                                              due 3/12/2003                                       126,222         127,789
               BBB-       Baa2       200,000  WorldCom Inc., 7.75% due 4/01/2007                  217,758         214,948

                                                                                                  972,465         982,775
Utilities--    A+         A1         100,000  Consolidated Edison Inc., 6.25% due 2/01/2008       100,000          99,485
Electric       A          A2         150,000  Virginia Electric & Power Co., 8.625%
--2.1%                                        due 10/01/2024                                      166,200         166,948
                                                                                              -----------     -----------
                                                                                                  266,200         266,433

                                              Total Investments in Bonds & Notes--95.2%        11,761,663      11,857,563

SHORT-TERM
SECURITIES                                                  Issue
Commercial                           349,000  General Electric Capital Corp., 5.65%
Paper*--2.8%                                  due 8/03/1998                                       349,000         349,000

                                              Total Investments in Short-Term
                                              Securities--2.8%                                    349,000         349,000

               Total Investments--98.0%                                                       $12,110,663      12,206,563
                                                                                              ===========
               Other Assets Less Liabilities--2.0%                                                                252,001
                                                                                                              -----------
               Net Assets--100.0%                                                                             $12,458,564
                                                                                                              ===========




              *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
               Portfolio.
             ++Subject to principal paydowns.
            (a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

               See Notes to Financial Statements.



Merrill Lynch Asset Builder Program, Inc., July 31, 1998


SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                    US Government Securities Portfolio

                                                                       Face      Interest        Maturity            Value
                    Issue                                             Amount       Rate          Date(s)           (Note 1a)
US Government       Federal Home Loan Mortgage Corporation          $  896,003     11.50 %       6/01/2019        $ 1,011,291
Agency              Federal National Mortgage Association--Dwarf     2,039,038      6.50    1/01/2013-4/01/2013     2,050,497
Mortgage-Backed     Federal National Mortgage Association--
Obligations*--      Multi-Family#0073313++++                         2,021,984      6.18         1/01/2006          2,024,908
70.0%               Government National Mortgage Association           483,465      6.50         1/15/2028            481,952
                    Government National Mortgage Association           400,000      7.00           TBA(1)             406,248
                    Government National Mortgage Association           933,062      7.00         11/15/2027           947,758
                    Government National Mortgage Association         1,108,981      7.50   10/15/2025-12/15/2026    1,141,293

                    Total US Government Agency Mortgage-
                    Backed Obligations (Cost--$7,981,331)                                                           8,063,947


US Government       US Treasury Notes                                1,300,000      5.375        2/15/2001          1,295,736
Obligations--28.1%  US Treasury Notes                                1,000,000      5.875       11/15/2005          1,017,660
                    US Treasury STRIPS**                             1,300,000      5.585++      5/15/2006            842,920
                    US Treasury STRIPS**                               300,000      6.09++       8/15/2019             88,212

                    Total US Government Obligations (Cost--$3,187,907)                                              3,244,528


SHORT-TERM
SECURITIES        Face Amount                           Issue

Repurchase          $657,000      Nikko Securities Company, purchased on 7/31/1998 to yield 5.61% to 8/03/1998        657,000
Agreements***--5.7%

                    Total Investments in Short-Term Securities
                    (Cost--$657,000)                                                                                  657,000


                    Total Investments (Cost--$11,826,238)--103.8%                                                  11,965,475

                    Liabilities in Excess of Other Assets--(3.8%)                                                    (439,429)
                                                                                                                  -----------
                    Net Assets--100.0%                                                                            $11,526,046
                                                                                                                  ===========




                 (1)Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
                   *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                  **STRIPS--Separate Trading of Registered Interest and Principal of
                    Securities.
                 ***Repurchase Agreements are fully collateralized by US Government &
                    Agency Obligations.
                  ++Represents the yield-to-maturity on this zero coupon issue at the time of purchase by the Portfolio.
                ++++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.


                    See Notes to Financial Statements.


EQUITY PORTFOLIO CHANGES

For the Quarter Ended July 31, 1998

FUNDAMENTAL
VALUE PORTFOLIO

Additions

3Com Corporation
Allstate Corporation (The)
Bell Atlantic Corporation
COMPAQ Computer Corporation
General Mills, Inc.
National City Corporation
PartnerRe Ltd.
Sonat, Inc.
Travelers Group Inc.

Deletions

Black & Decker Corp.
Circus Circus Enterprises, Inc.
Digital Equipment Corporation
Exabyte Corp.
Humana, Inc.
Pennsylvania Real Estate Investment Trust



GLOBAL OPPORTUNITY
PORTFOLIO

Additions

 Alstom S.A.
 Banca di Roma
 Bank of Ireland
 Beckman Coulter Inc.
 Capstar Broadcasting Corp. (Class A)
 Fastighets ABTornet
 GreenPoint Financial Corp.
 Haldex AB
 Heller Financial, Inc.
*Mandamus AB
 Metrovacesa, S.A.
 Minebea Co., Ltd.
*Octel Corp.
 PepsiCo, Inc.
 Sanwa Bank, Limited
 Schindler Holding AG
 Sponda Oyj
 Thomson Travel Group PLC
 United Healthcare Corporation
 Uralita, S.A.
 Valora Holding AG
 Wolters Kluwer N.V.
 World Color Press, Inc.


Deletions

 AlliedSignal, Inc.
 Amway Japan Ltd.
 Broken Hill Proprietary Co., Ltd.
 COMSAT Corporation
 Color Line ASA
 Danka Business Systems PLC (ADR)
 Dixons Group PLC
 Globalstar Telecommunications Ltd.
 Grupo Financiero Bancomer, S.A. de C.V.
   (Class B)(ADR)
 Henkel KGaA
 Hyundai Engineering & Construction Co.,
   Ltd. (GDR)
 Imax Corp.
 Intel Corporation
*Mandamus AB
 Matsushita Electric Works, Ltd.
 Microsoft Corporation
*Octel Corp.
 Orbital Sciences Corporation
 P.T. Indonesian Satellite Corp. (ADR)
 Public Service Enterprise Group, Inc.
 Roche Holding AG
 Royal Dutch Petroleum Company (NY
   Registered Shares)
 SPX Corporation
 Sasol Limited
 Smith International, Inc.
 Sun International Hotels Ltd.
 Walt Disney Company
 Yacimientos Petroliferos Fiscales S.A. (ADR)



GROWTH OPPORTUNITY
PORTFOLIO

Additions

America Online, Inc.
Cable & Wireless PLC (ADR)
duPont (E.I.) de Nemours & Co.
Gannett Co., Inc.
NationsBank Corporation
Safeway, Inc.
Seagram Company Ltd. (The)
WorldCom Inc.


[FN]
*Added and deleted in the same quarter.



Merrill Lynch Asset Builder Program, Inc., July 31, 1998


STATEMENTS OF ASSETS AND LIABILITIES
                                                              Fundamental     Global        Growth      Quality   US Government
                                                                 Value     Opportunity   Opportunity      Bond      Securities
               As of July 31, 1998                             Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
Assets:        Investments, at value* (Note 1a)               $94,592,338  $67,271,892  $78,396,448  $12,206,563  $11,965,475
               Foreign cash (Note 1c)                                  --      100,602           --           --           --
               Cash                                                40,950           --          705          910          118
               Receivables:
                  Securities sold                                 371,682      566,033      270,727      523,939           --
                  Capital shares sold                             271,774      104,791      411,551       69,150       10,400
                  Interest                                             --      363,268           --      207,572      103,862
                  Dividends                                       115,440       74,212       51,325           --           --
                  Investment adviser (Note 2)                          --           --           --       97,569       41,550
                  Principal paydowns                                   --           --           --           --       24,179
               Deferred organization expenses (Note 1f)            14,827       34,594       48,382        8,486       18,549
               Prepaid registration fees and other assets
               (Note 1f)                                           62,460       75,580       11,795       35,284       32,577
                                                              -----------  -----------  -----------  -----------  -----------
               Total assets                                    95,469,471   68,590,972   79,190,933   13,149,473   12,196,710
                                                              -----------  -----------  -----------  -----------  -----------


Liabilities:   Unrealized depreciation on forward
               foreign exchange contracts (Note 1b)                    --       62,702           --           --          --
               Payables:
                  Securities purchased                            280,392      385,642      963,384      520,739      407,462
                  Capital shares redeemed.                        223,836       78,749       51,653      105,968      184,646
                  Distributor (Note 2)                             78,741       56,469       64,544        7,730        6,029
                  Investment adviser (Note 2)                      54,050       44,125       43,317           --           --
                  Dividends to shareholders (Note 1g)                  --           --           --       20,120       16,310
                  Forward foreign exchange contracts
                  (Note 1b)                                            --        6,978           --           --           --
               Accrued expenses and other liabilities             144,869      172,154       95,011       36,352       56,217
                                                              -----------  -----------  -----------  -----------  -----------
               Total liabilities                                  781,888      806,819    1,217,909      690,909      670,664
                                                              -----------  -----------  -----------  -----------  -----------


Net Assets:    Net assets                                     $94,687,583  $67,784,153  $77,973,024  $12,458,564  $11,526,046
                                                              ===========  ===========  ===========  ===========  ===========


Net Assets     Class A Common Stock, $0.10 par value++        $     2,547  $     1,456  $     2,524  $     6,445  $    23,138
Consist of:    Class B Common Stock, $0.10 par value++++          418,895      377,380      306,599       77,306       63,015
               Class C Common Stock, $0.10 par value++++++        204,916      152,308      168,737       33,549       21,033
               Class D Common Stock, $0.10 par
               value++++++++                                       42,652       27,955       16,888        6,608        3,110
               Paid-in capital in excess of par.               83,409,749   60,946,772   64,268,275   12,224,882   11,140,502
               Undistributed (accumulated) investment
               income (loss)--net                               (138,325)      188,553     (394,020)          --           --
               Undistributed realized capital gains on
               investments and foreign currency trans-
               actions--net                                     4,195,395           --    2,529,989       13,874      136,011
               Accumulated distributions in excess of
               realized capital gains on investments--
               net (Note 1g)                                           --     (255,340)          --           --           --
               Unrealized appreciation on investments
               and foreign currency transactions--net           6,551,754    6,345,069   11,074,032       95,900      139,237
                                                              -----------  -----------  -----------  -----------  -----------
               Net assets                                     $94,687,583  $67,784,153  $77,973,024  $12,458,564  $11,526,046
                                                              ===========  ===========  ===========  ===========  ===========


Net Asset      Class A:
Value:            Net assets                                  $   367,940  $   178,799  $   404,308  $   648,438  $ 2,418,405
                                                              ===========  ===========  ===========  ===========  ===========
                  Shares outstanding                               25,466       14,557       25,241       64,447      231,383
                                                              ===========  ===========  ===========  ===========  ===========
                  Net asset value and redemption
                  price per share                             $     14.45  $     12.28  $     16.02  $     10.06  $     10.45
                                                              ===========  ===========  ===========  ===========  ===========
               Class B:
                  Net assets                                  $59,223,120  $45,751,897  $48,309,391  $ 7,772,672  $ 6,584,834
                                                              ===========  ===========  ===========  ===========  ===========
                  Shares outstanding                            4,188,947    3,773,800    3,065,989      773,055      630,152
                                                              ===========  ===========  ===========  ===========  ===========
                  Net asset value and redemption
                  price per share                             $     14.14  $     12.12  $     15.76  $     10.05  $     10.45
                                                              ===========  ===========  ===========  ===========  ===========
               Class C:
                  Net assets                                  $28,958,180  $18,427,406  $26,558,635  $ 3,373,092  $ 2,197,582
                                                              ===========  ===========  ===========  ===========  ===========
                  Shares outstanding.                           2,049,159    1,523,080    1,687,368      335,494      210,327
                                                              ===========  ===========  ===========  ===========  ===========
                  Net asset value and redemption price
                  per share                                   $     14.13  $     12.10  $     15.74  $     10.05   $    10.45
                                                              ===========  ===========  ===========  ===========  ===========
               Class D:
                  Net assets                                  $ 6,138,343  $ 3,426,051  $ 2,700,690  $   664,362  $   325,225
                                                              ===========  ===========  ===========  ===========  ===========
                  Shares outstanding                              426,524      279,550      168,879       66,080       31,104
                                                              ===========  ===========  ===========  ===========  ===========
                  Net asset value and redemption price
                  per share                                   $     14.39  $     12.26  $     15.99  $     10.05  $     10.46
                                                              ===========  ===========  ===========  ===========  ===========

                 *Identified cost                             $88,040,584  $60,864,007  $67,322,416  $12,110,663  $11,826,238
                                                              ===========  ===========  ===========  ===========  ===========
                ++Authorized shares--Class A                    6,250,000    6,250,000    6,250,000    6,250,000   26,250,000
                                                              ===========  ===========  ===========  ===========  ===========
              ++++Authorized shares--Class B                   10,000,000   10,000,000   10,000,000    6,250,000   26,250,000
                                                              ===========  ===========  ===========  ===========  ===========
            ++++++Authorized shares--Class C                    6,250,000    6,250,000    6,250,000    6,250,000    6,250,000
                                                              ===========  ===========  ===========  ===========  ===========
          ++++++++Authorized shares--Class D                    6,250,000    6,250,000    6,250,000    6,250,000    6,250,000
                                                              ===========  ===========  ===========  ===========  ===========


                  See Notes to Financial Statements.



Merrill Lynch Asset Builder Program, Inc., July 31, 1998


STATEMENTS OF OPERATIONS
                                                              Fundamental     Global       Growth      Quality   US Government
                                                                 Value     Opportunity  Opportunity      Bond      Securities
               For the Six Months Ended July 31, 1998          Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
Investment     Interest and discount earned                   $   286,440  $   567,273  $   147,183  $   384,346  $   347,183
Income         Dividends*                                         689,872      605,887      237,517           --           --
(Notes 1d      Loaned securities                                       --           --           --           --          248
& 1e):         Other                                                   --           --           --           --        6,959
                                                              -----------  -----------  -----------  -----------  -----------
               Total income                                       976,312    1,173,160      384,700      384,346      354,390
                                                              -----------  -----------  -----------  -----------  -----------


Expenses:      Investment advisory fees (Note 2)                  301,823      247,061      201,241       29,032       28,101
               Account maintenance and distribution
               fees--Class B (Note 2)                             290,911      223,192      193,439       26,131       22,467
               Transfer agent fees--Class B (Note 2)              139,824      124,353      106,539       18,576       11,253
               Account maintenance and distribution
               fees--Class C (Note 2)                             140,443       88,395      103,423       12,378        8,240
               Transfer agent fees--Class C (Note 2)               71,872       53,136       60,921        8,934        4,504
               Registration fees (Note 1f)                         28,187       24,907       24,247       39,748       31,809
               Printing and shareholder reports                    41,318       30,439       22,818        6,027        6,159
               Accounting services (Note 2)                        39,821       22,420       22,895        4,422        7,736
               Custodian fees                                      11,553       28,408        9,916        7,222        4,883
               Professional fees                                   14,897       23,035       13,548        3,586        6,468
               Transfer agent fees--Class D (Note 2)               12,327        7,857        4,976        1,255          479
               Amortization of organization expenses
               (Note 1f)                                            3,428        8,618        6,519        2,148        4,878
               Account maintenance fees--Class D (Note 2)           7,788        4,226        2,780          728          390
               Directors' fees and expenses                         5,345        3,902        2,417          602        1,019
               Transfer agent fees--Class A (Note 2)                  727          429          723        2,114        4,447
               Pricing fees (Note 2)                                  532        3,503          103        1,809          683
               Other                                                3,841        3,378        2,215        1,126        1,119
                                                              -----------  -----------  -----------  -----------  -----------
               Total expenses before reimbursement              1,114,637      897,259      778,720      165,838      144,635
               Reimbursement of expenses (Note 2)                      --           --           --     (126,601)    (113,538)
                                                              -----------  -----------  -----------  -----------  -----------
               Total expenses after reimbursement               1,114,637      897,259      778,720       39,237       31,097
                                                              -----------  -----------  -----------  -----------  -----------
               Investment income (loss)--net.                    (138,325)     275,901     (394,020)     345,109      323,293
                                                              -----------  -----------  -----------  -----------  -----------


Realized &     Realized gain from:
Unrealized        Investments--net                              4,198,597      766,048    2,529,992       34,284      109,749
Gain              Foreign currency transactions--net                   --      226,573           --           --           --
(Loss) on      Change in unrealized appreciation/
Investments    depreciation on:
& Foreign         Investments--net                             (1,625,941)   3,291,354    7,019,052      (76,864)    (141,339)
Currency          Foreign currency transactions--net                   --      (36,858)          --           --           --
Transactions                                                  -----------  -----------  -----------  -----------  -----------
--Net (Notes   Net realized and unrealized gain (loss)
1b, 1c,        on investments and foreign currency
1e & 3):       transactions                                     2,572,656    4,247,117    9,549,044      (42,580)     (31,590)
                                                              -----------  -----------  -----------  -----------  -----------
               Net Increase in Net Assets Resulting
               from Operations                                $ 2,434,331  $ 4,523,018  $ 9,155,024  $   302,529  $   291,703
                                                              ===========  ===========  ===========  ===========  ===========

              *Net of foreign withholding tax
               on dividends                                   $     5,961  $    57,341  $     5,563           --           --
                                                              ===========  ===========  ===========  ===========  ===========

               See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                  Fundamental          Global Opportunity
                                                                                Value Portfolio            Portfolio

                                                                          For the Six    For the    For the Six     For the
                                                                          Months Ended  Year Ended  Months Ended   Year Ended
                                                                           July 31,    January 31,   July 31,     January 31,
               Increase (Decrease) in Net Assets:                             1998         1998         1998          1998
Operations:    Investment income (loss)--net                               $  (138,325) $  (358,548) $   275,901  $   117,575
               Realized gain on investments and foreign currency
               transactions--net                                             4,198,597    7,145,873      992,621    4,186,568
               Change in unrealized appreciation/depreciation on
               investments and foreign currency transactions--net           (1,625,941)   2,970,461    3,254,496   (1,526,403)
                                                                           -----------  -----------  -----------  -----------
               Net increase in net assets resulting from operations          2,434,331    9,757,786    4,523,018    2,777,740
                                                                           -----------  -----------  -----------  -----------


Dividends &    Investment income--net:
Distributions     Class A                                                           --           --           --         (611)
to Share-         Class B                                                           --           --           --      (76,651)
holders           Class C                                                           --           --           --      (30,314)
(Note 1g):        Class D                                                           --           --           --       (9,999)
               In excess of investment income--net:
                  Class A                                                           --           --           --       (2,673)
                  Class B                                                           --           --           --     (335,476)
                  Class C                                                           --           --           --     (132,675)
                  Class D                                                           --           --           --      (43,763)
               Realized gain on investments--net:
                  Class A                                                       (5,968)     (35,250)        (561)     (12,818)
                  Class B                                                     (912,155)  (5,200,268)    (107,053)  (3,181,736)
                  Class C                                                     (444,566)  (2,463,175)     (43,148)  (1,245,621)
                  Class D                                                      (97,333)    (604,991)      (9,798)    (238,373)
               In excess of realized gain on investments--net:
                  Class A                                                           --           --           --       (1,779)
                  Class B                                                           --           --           --     (441,592)
                  Class C                                                           --           --           --     (172,879)
                  Class D                                                           --           --           --      (33,084)
                                                                           -----------  -----------  -----------  -----------
               Net decrease in net assets resulting from dividends
               and distributions to shareholders                            (1,460,022)  (8,303,684)    (160,560)  (5,960,044)
                                                                           -----------  -----------  -----------  -----------


Capital        Net increase in net assets derived from capital share
Share          transactions                                                 17,113,440   20,907,035    3,468,090   19,283,250
Transactions                                                               -----------  -----------  -----------  -----------
(Note 4):


Net Assets:    Total increase in net assets                                 18,087,749   22,361,137    7,830,548   16,100,946
               Beginning of period                                          76,599,834   54,238,697   59,953,605   43,852,659
                                                                           -----------  -----------  -----------  -----------
               End of period*                                              $94,687,583  $76,599,834  $67,784,153  $59,953,605
                                                                           ===========  ===========  ===========  ===========

              *Undistributed (accumulated distributions in
               excess of) investment income--net                                    --           --  $   188,553  $   (87,348)
                                                                           ===========  ===========  ===========  ===========


               See Notes to Financial Statements.



Merrill Lynch Asset Builder Program, Inc., July 31, 1998


STATEMENTS OF CHANGES IN NET ASSETS (concluded)
                                                          Growth                   Quality                 US Government
                                                       Opportunity                   Bond                    Securities
                                                        Portfolio                 Portfolio                  Portfolio

                                                 For the Six    For the    For the Six    For the    For the Six    For the
                                                 Months Ended  Year Ended  Months Ended  Year Ended  Months Ended  Year Ended
                                                   July 31,   January 31,    July 31,   January 31,    July 31,   January 31,
               Increase (Decrease) in Net Assets:    1998         1998         1998         1998         1998         1998
Operations:    Investment income (loss)--net     $  (394,020) $  (443,121) $   345,109  $   612,919  $   323,293  $   692,750
               Realized gain on invest-
               ments--net                          2,529,992    2,875,420       34,284       34,086      109,749      100,678
               Change in unrealized
               appreciation/depreciation
               on investments--net                 7,019,052    2,511,620      (76,864)     267,178     (141,339)     269,148
                                                 -----------  -----------  -----------  -----------  -----------  -----------
               Net increase in net assets
               resulting from operations           9,155,024    4,943,919      302,529      914,183      291,703    1,062,576
                                                 -----------  -----------  -----------  -----------  -----------  -----------


Dividends &    Investment income--net:
Distribu-         Class A                                 --           --      (32,035)    (123,527)     (91,083)    (266,916)
tions to          Class B                                 --           --     (204,481)    (317,057)    (166,094)    (294,485)
Shareholders      Class C                                 --           --      (90,035)    (137,274)     (56,675)    (110,661)
(Note 1g):        Class D                                 --           --      (18,558)     (35,061)      (9,441)     (20,688)
               Realized gain on investments
               --net:
                  Class A                               (861)     (13,310)          --           --           --      (23,691)
                  Class B                            (81,490)  (1,603,433)          --           --           --      (37,250)
                  Class C                            (44,904)    (796,299)          --           --           --      (13,982)
                  Class D                             (5,418)    (111,328)          --           --           --       (2,134)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
               Net decrease in net assets
               resulting from dividends
               and distributions to
               shareholders                         (132,673)  (2,524,370)    (345,109)    (612,919)    (323,293)    (769,807)
                                                 -----------  -----------  -----------  -----------  -----------  -----------


Capital Share  Net increase (decrease) in
Transactions   net assets derived from
(Note 4):      capital share transactions         28,320,956   22,868,370    1,768,937    1,015,801     (674,143)     868,656
                                                 -----------  -----------  -----------  -----------  -----------  -----------

Net Assets:    Total increase (decrease)
               in net assets                      37,343,307   25,287,919    1,726,357    1,317,065     (705,733)   1,161,425
               Beginning of period                40,629,717   15,341,798   10,732,207    9,415,142   12,231,779   11,070,354
                                                 -----------  -----------  -----------  -----------  -----------  -----------
               End of period                     $77,973,024  $40,629,717  $12,458,564  $10,732,207  $11,526,046  $12,231,779
                                                 ===========  ===========  ===========  ===========  ===========  ===========

               See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                       Fundamental Value Portfolio++++

                                                                 Class A                               Class B
               The following per share data
               and ratios have been derived      For the                                  For the
               from information provided in        Six                                      Six
               the financial statements.          Months                                   Months
                                                  Ended             For the Year           Ended           For the Year
               Increase (Decrease) in Net        July 31,        Ended January 31,        July 31,      Ended January 31,
               Asset Value:                        1998       1998      1997      1996++    1998      1998     1997    1996++
Per Share      Net asset value, beginning of
Operating      period                             $ 13.98   $ 13.58   $ 11.67    $ 10.00  $ 13.75   $ 13.39   $ 11.55  $ 10.00
Performance:                                      -------   -------   -------    -------  -------   -------   -------  -------
               Investment income (loss)--net          .06       .07      (.01)       .25     (.03)     (.09)     (.15)    (.07)
               Realized and unrealized gain
               on investments--net                    .64      2.22      2.70       1.76      .64      2.19      2.65     1.96
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total from investment
               operations                             .70      2.29      2.69       2.01      .61      2.10      2.50     1.89
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Less distributions:
                  Realized gain on invest-
                  ments--net                         (.23)    (1.89)     (.78)      (.20)    (.22)    (1.74)     (.66)    (.20)
                  In excess of realized
                  gain on investments--net             --        --        --       (.11)      --        --        --     (.11)
                  Return of capital--net               --        --        --       (.03)      --        --        --     (.03)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total distributions                   (.23)    (1.89)     (.78)      (.34)    (.22)    (1.74)     (.66)    (.34)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Net asset value, end of
               period                             $ 14.45   $ 13.98   $ 13.58    $ 11.67  $ 14.14   $ 13.75   $ 13.39  $ 11.55
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Total          Based on net asset value
Investment     per share                            4.96%+++ 17.12%    23.20%     20.10%+++ 4.39%+++ 15.91%    21.79%   18.89%+++
Return:**                                         =======   =======   =======    =======  =======   =======   =======  =======


Ratios to      Expenses, net of reimbursement       1.37%*    1.63%     2.03%      1.54%    2.45%*    2.72%     3.11%    3.29%
Average Net                                       =======   =======   =======    =======  =======   =======   =======  =======
Assets:        Expenses                             1.37%*    1.63%     2.03%      2.00%    2.45%*    2.72%     3.11%    3.39%
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Investment income (loss)--net         .74%*     .48%     (.07%)     1.99%    (.35%)*   (.60%)   (1.15%)   (.61%)
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Supplemental   Net assets, end of period
Data:          (in thousands)                     $   368   $   317   $   209    $   121  $59,223   $48,073   $34,828  $20,989
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Portfolio turnover                  17.56%    68.75%    80.60%     51.37%   17.56%    68.75%    80.60%   51.37%
                                                  =======   =======   =======    =======  =======   =======   =======  =======

              *Annualized.
             **Total investment returns exclude the effects of sales loads. ++The Program commenced operations on February 1, 1995.
           ++++Based on average shares outstanding.
            +++Aggregate total investment return.


               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1998


FINANCIAL HIGHLIGHTS (continued)
                                                                          Fundamental Value Portfolio++++

                                                                  Class C                             Class D

               The following per share data
               and ratios have been derived
               from information provided in     For the Six                             For the Six
               the financial statements.           Months                                  Months
                                                   Ended             For the Year          Ended           For the Year
               Increase (Decrease) in             July 31,        Ended January 31,       July 31,      Ended January 31,
               Net Asset Value:                     1998      1998       1997    1996++     1998      1998     1997    1996++
Per Share      Net asset value, beginning of
Operating      period                             $ 13.75   $ 13.39   $ 11.55    $ 10.00  $ 13.94   $ 13.54   $ 11.65  $ 10.00
Performance:                                      -------   -------   -------    -------  -------   -------   -------  -------
               Investment income (loss)--net         (.03)     (.09)     (.15)      (.09)     .04       .03      (.04)     .03
               Realized and unrealized gain
               on investments--net                    .63      2.19      2.66       1.98      .64      2.22      2.68     1.96
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total from investment
               operations                             .60      2.10      2.51       1.89      .68      2.25      2.64     1.99
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Less distributions:
                  Realized gain on invest-
                  ments--net                         (.22)    (1.74)     (.67)      (.20)    (.23)    (1.85)     (.75)    (.20)
                  In excess of realized gain
                  on investments--net                  --        --        --       (.11)      --        --        --     (.11)
                  Return of capital--net               --        --        --       (.03)      --        --        --     (.03)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total distributions                   (.22)    (1.74)     (.67)      (.34)    (.23)    (1.85)     (.75)    (.34)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Net asset value, end of period     $ 14.13   $ 13.75   $ 13.39    $ 11.55  $ 14.39   $ 13.94   $ 13.54  $ 11.65
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Total          Based on net asset value
Investment     per share                            4.31%+++ 15.93%    21.82%     18.89%+++ 4.81%+++ 16.89%    22.82%   19.90%+++
Return:**                                         =======   =======   =======    =======  =======   =======   =======  =======


Ratios to      Expenses, net of reimbursement       2.48%*    2.75%     3.15%      3.38%    1.62%*    1.89%     2.27%    2.45%
Average Net                                       =======   =======   =======    =======   =======  =======   =======  =======
Assets:        Expenses                             2.48%*    2.75%     3.15%      3.46%    1.62%*    1.89%     2.27%    2.56%
                                                  =======   =======   =======    =======   =======  =======   =======  =======
               Investment income (loss)--net        (.38%)*   (.63%)   (1.19%)     (.75%)    .49%*     .23%     (.31%)    .24%
                                                  =======   =======   =======    =======   =======  =======   =======  =======


Supplemental   Net assets, end of period
Data:          (in thousands)                     $28,958   $22,896   $15,022    $ 7,990  $ 6,139   $ 5,314   $ 4,180  $ 2,471
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Portfolio turnover                  17.56%    68.75%    80.60%     51.37%   17.56%    68.75%    80.60%   51.37%
                                                  =======   =======   =======    =======  =======   =======   =======  =======



                                                                       Global Opportunity Portfolio++++

                                                                 Class A                               Class B

               The following per share data
               and ratios have been derived
               from information provided in     For the Six                             For the Six
               the financial statements.           Months                                  Months
                                                   Ended             For the Year          Ended           For the Year
               Increase (Decrease) in             July 31,        Ended January 31,       July 31,      Ended January 31,
               Net Asset Value:                     1998      1998       1997    1996++     1998      1998     1997    1996++
Per Share      Net asset value, beginning
Operating      of period                          $ 11.40   $ 11.93   $ 10.82    $ 10.00  $ 11.30   $ 11.86   $ 10.76  $ 10.00
Performance:                                      -------   -------   -------    -------  -------   -------   -------  -------
               Investment income (loss)--net          .12       .16       .15        .34      .05       .02      (.04)     .13
               Realized and unrealized gain
               on investments and foreign
               currency transactions--net             .80       .69      1.21        .77      .80       .68      1.29      .85
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total from investment
               operations                             .92       .85      1.36       1.11      .85       .70      1.25      .98
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Less dividends and distri-
               butions:
                  Investment income--net               --      (.05)       --       (.20)      --      (.02)       --     (.15)
                  In excess of investment
                  income on investments--net           --      (.20)     (.13)      (.06)      --      (.11)     (.03)    (.04)
                  Realized gain on invest-
                  ments--net                         (.04)     (.99)     (.12)        --     (.03)     (.99)     (.12)      --
                  In excess of realized gain
                  on investments--net                  --      (.14)       --       (.03)      --      (.14)       --     (.03)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total dividends and distri-
               butions                               (.04)    (1.38)     (.25)      (.29)    (.03)    (1.26)     (.15)    (.22)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Net asset value, end of
               period                             $ 12.28   $ 11.40   $ 11.93    $ 10.82  $ 12.12   $ 11.30   $ 11.86  $ 10.76
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Total          Based on net asset value
Investment     per share                            8.04%+++  7.27%    12.68%     11.15%+++ 7.50%+++  5.97%    11.67%    9.89%+++
Return:**                                         =======   =======   =======    =======  =======   =======   =======  =======


Ratios to      Expenses, net of reimbursement       1.67%*    1.87%     2.47%      2.01%    2.76%*    2.96%     3.76%    3.50%
Average Net                                       =======   =======   =======    =======  =======   =======   =======  =======
Assets:        Expenses                             1.67%*    1.87%     2.90%      2.32%    2.76%*    2.96%     4.01%    3.61%
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Investment income (loss)--net        1.91%*    1.28%     1.83%      2.92%     .80%*     .18%     (.39%)   1.20%
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Supplemental   Net assets, end of period
Data:          (in thousands)                     $   179   $   167   $   129    $ 3,025  $45,752   $40,687   $30,469  $16,117
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Portfolio turnover                  53.42%    99.11%   125.68%     83.14%   53.42%    99.11%   125.68%   83.14%
                                                  =======   =======   =======    =======  =======   =======   =======  =======


                                                                      Global Opportunity Portfolio++++

                                                                 Class C                             Class D

               The following per share data
               and ratios have been derived
               from information provided in     For the Six                             For the Six
               the financial statements.           Months                                  Months
                                                   Ended             For the Year          Ended           For the Year
               Increase (Decrease) in             July 31,        Ended January 31,       July 31,      Ended January 31,
               Net Asset Value:                     1998      1998       1997    1996++     1998      1998     1997    1996++
Per Share      Net asset value, beginning of
Operating      period                             $ 11.28   $ 11.84   $ 10.75    $ 10.00  $ 11.39   $ 11.92   $ 10.80  $ 10.00
Performance:                                      -------   -------   -------    -------  -------   -------   -------  -------
               Investment income (loss)--net          .05       .02      (.05)       .12      .10       .13       .05      .22
               Realized and unrealized gain
               on investments and foreign
               currency transactions--net             .80       .68      1.29        .85      .81       .70      1.29      .85
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total from investment
               operations                             .85       .70      1.24        .97      .91       .83      1.34     1.07
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Less dividends and distri-
               butions:
                  Investment income--net               --      (.02)       --       (.15)      --      (.04)       --     (.18)
                  In excess of investment
                  income on investments--net           --      (.11)     (.03)      (.04)      --      (.19)     (.10)    (.06)
                  Realized gain on invest-
                  ments--net                         (.03)     (.99)     (.12)        --     (.04)     (.99)     (.12)      --
                  In excess of realized gain
                  on investments--net                  --      (.14)       --       (.03)      --      (.14)       --     (.03)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total dividends and distri-
               butions                               (.03)    (1.26)     (.15)      (.22)    (.04)    (1.36)     (.22)    (.27)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Net asset value, end of period     $ 12.10   $ 11.28   $ 11.84    $ 10.75  $ 12.26   $ 11.39   $ 11.92  $ 10.80
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Total          Based on net asset value
Investment     per share                            7.51%+++  5.99%    11.61%      9.81%+++ 7.94%+++  7.02%    12.56%   10.80%+++
Return:**                                         =======   =======   =======    =======  =======   =======   =======  =======


Ratios to      Expenses, net of reimbursement       2.80%*    3.00%     3.81%      3.58%    1.92%*    2.12%     2.91%    2.67%
Average Net                                       =======   =======   =======    =======  =======   =======   =======  =======
Assets:        Expenses                             2.80%*    3.00%     4.06%      3.65%    1.92%*    2.12%     3.17%    2.77%
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Investment income (loss)--net         .75%*     .13%     (.46%)     1.07%    1.66%*    1.03%      .48%    2.00%
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Supplemental   Net assets, end of period
Data:          (in thousands)                     $18,427   $15,951   $10,659    $ 4,770  $ 3,426   $ 3,149   $ 2,596  $ 1,513
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Portfolio turnover                  53.42%    99.11%   125.68%     83.14%   53.42%    99.11%   125.68%   83.14%
                                                  =======   =======   =======    =======  =======   =======   =======  =======


              *Annualized.
             **Total investment returns exclude the effects of sales loads. ++The Program commenced operations on February 1, 1995.
           ++++Based on average shares outstanding.
            +++Aggregate total investment return.

               See Notes to Financial Statements.



Merrill Lynch Asset Builder Program, Inc., July 31, 1998


FINANCIAL HIGHLIGHTS (continued)
                                                                      Growth Opportunity Portfolio++++

                                                                   Class A                         Class B
               The following per share data and
               ratios have been derived from
               information provided in             For the      For the      For the       For the     For the      For the
               the financial statements.          Six Months      Year        Period      Six Months     Year        Period
                                                    Ended        Ended  Feb. 2, 1996++++++  Ended       Ended  Feb. 2, 1996++++++
               Increase (Decrease) in Net          July 31,     Jan. 31,   to Jan. 31,     July 31,   Jan. 31,    to Jan. 31,
               Asset Value:                          1998         1998         1997         1998          1998        1997
Per Share      Net asset value, beginning
Operating      of period                           $   13.42    $   11.79    $   10.00    $   13.27    $   11.68    $   10.00
Performance:                                       ---------    ---------    ---------    ---------    ---------    ---------
               Investment income (loss)--net            (.01)        (.07)         .03         (.10)        (.22)        (.21)
               Realized and unrealized gain
               on investments--net                      2.64         2.83         1.76         2.62         2.80         1.89
                                                   ---------    ---------    ---------    ---------    ---------    ---------
               Total from investment
               operations                               2.63         2.76         1.79         2.52         2.58         1.68
                                                   ---------    ---------    ---------    ---------    ---------    ---------
               Less distributions from realized
               gain on investments--net                 (.03)       (1.13)          --         (.03)        (.99)          --
                                                   ---------    ---------    ---------    ---------    ---------    ---------
               Net asset value, end of
               period                              $   16.02    $   13.42    $   11.79    $   15.76    $   13.27    $   11.68
                                                   =========    =========    =========    =========    =========    =========


Total          Based on net asset value
Investment     per share                              19.62%+++    23.52%       17.90%+++    18.96%+++    22.16%       16.80%+++
Return:**                                          =========    =========    =========    =========    =========    =========


Ratios to      Expenses, net of
Average Net    reimbursement                           1.43%*       1.98%        2.44%*       2.54%*       3.09%        3.84%*
Assets:                                            =========    =========    =========    =========    =========    =========
               Expenses                                1.43%*       1.98%        3.08%*       2.54%*       3.09%        4.00%*
                                                   =========    =========    =========    =========    =========    =========
               Investment income (loss)--net           (.19%)*      (.55%)        .23%*      (1.30%)*     (1.66%)      (1.93%)*
                                                   =========    =========    =========    =========    =========    =========


Supplemental   Net assets, end of period
Data:          (in thousands)                      $     404    $     207    $      58    $  48,309    $  25,752    $   9,816
                                                   =========    =========    =========    =========    =========    =========
               Portfolio turnover                     20.43%       60.24%       51.63%       20.43%       60.24%       51.63%
                                                   =========    =========    =========    =========    =========    =========


                                                                        Growth Opportunity Portfolio++++

                                                                    Class C                          Class D
               The following per share data
               and ratios have been derived
               from information provided           For the     For the       For the      For the     For the        For the
               in the financial statements.       Six Months     Year         Period     Six Months     Year          Period
                                                    Ended       Ended   Feb. 2, 1996++++++ Ended       Ended    Feb. 2, 1996++++++
               Increase (Decrease) in Net          July 31,    Jan. 31,    to Jan. 31,    July 31,    Jan. 31,     to Jan. 31,
               Asset Value:                          1998        1998         1997         1998         1998         1997
Per Share      Net asset value, beginning
Operating      of period                           $   13.26    $   11.67    $   10.00    $   13.42    $   11.78    $   10.00
Performance:                                       ---------    ---------    ---------    ---------    ---------    ---------
               Investment loss--net                     (.10)        (.23)        (.22)        (.03)        (.11)        (.11)
               Realized and unrealized gain
               on investments--net                      2.61         2.81         1.89         2.63         2.84         1.89
                                                   ---------    ---------    ---------    ---------    ---------    ---------
               Total from investment
               operations                               2.51         2.58         1.67         2.60         2.73         1.78
                                                   ---------    ---------    ---------    ---------    ---------    ---------
               Less distributions from realized
               gain on investments--net                 (.03)        (.99)          --         (.03)       (1.09)          --
                                                   ---------    ---------    ---------    ---------    ---------    ---------
               Net asset value, end of
               period                              $   15.74    $   13.26    $   11.67    $   15.99    $   13.42    $   11.78
                                                   =========    =========    =========    =========    =========    =========


Total          Based on net asset value
Investment     per share                              18.90%+++    22.17%       16.70%+++    19.39%+++    23.30%       17.80%+++
Return:**                                          =========    =========    =========    =========    =========    =========


Ratios to      Expenses, net of
Average Net    reimbursement                           2.58%*       3.14%        3.88%*       1.69%*       2.23%        2.94%*
Assets:                                            =========    =========    =========    =========    =========    =========
               Expenses                                2.58%*       3.14%        4.05%*       1.69%*       2.23%        3.13%*
                                                   =========    =========    =========    =========    =========    =========
               Investment loss--net                   (1.34%)*     (1.71%)      (1.98%)*      (.44%)*      (.80%)      (1.00%)*
                                                   =========    =========    =========    =========    =========    =========


Supplemental   Net assets, end of period
Data:          (in thousands)                      $  26,559    $  13,059    $   4,649    $   2,701    $   1,612    $     819
                                                   =========    =========    =========    =========    =========    =========
               Portfolio turnover                     20.43%       60.24%       51.63%       20.43%       60.24%       51.63%
                                                   =========    =========    =========    =========    =========    =========


                                                                             Quality Bond Portfolio

                                                                 Class A                             Class B

               The following per share data
               and ratios have been derived
               from information provided in     For the Six                             For the Six
               the financial statements.           Months                                  Months
                                                   Ended            For the Year           Ended          For the Year
               Increase (Decrease) in             July 31,        Ended January 31,       July 31,      Ended January 31,
               Net Asset Value:                     1998      1998       1997    1996++     1998      1998     1997    1996++
Per Share      Net asset value, beginning
Operating      of period                          $ 10.10   $  9.79   $ 10.27    $ 10.00  $ 10.09   $  9.79   $ 10.27  $ 10.00
Performance:                                      -------   -------   -------    -------  -------   -------   -------  -------
               Investment income--net                 .33       .69       .68        .62      .29       .60       .59      .54
               Realized and unrealized gain
               (loss) on investments--net            (.04)      .31      (.44)       .27     (.04)      .30      (.44)     .27
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total from investment
               operations                             .29      1.00       .24        .89      .25       .90       .15      .81
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Less dividends and distri-
               butions:
                  Investment income--net             (.33)     (.69)     (.68)      (.62)    (.29)     (.60)     (.59)    (.54)
                  Realized gain on
                  investments--net                     --        --      (.04)        --       --        --      (.04)      --
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total dividends and distri-
               butions                               (.33)     (.69)     (.72)      (.62)    (.29)     (.60)     (.63)    (.54)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Net asset value, end of
               period                             $ 10.06   $ 10.10   $  9.79    $ 10.27  $ 10.05   $ 10.09   $  9.79  $ 10.27
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Total          Based on net asset value
Investment     per share                            2.93%+++ 10.59%     2.51%      9.26%+++ 2.55%+++  9.55%     1.62%    8.35%+++
Return:**                                         =======   =======   =======    =======  =======   =======   =======  =======


Ratios to      Expenses, net of
Average Net    reimbursement                         .00%*     .00%      .00%       .00%     .75%*     .75%      .78%     .79%
Assets:                                           =======   =======   =======    =======  =======   =======   =======  =======
               Expenses                             2.11%*    2.62%     3.23%      2.60%    2.93%*    3.51%     4.08%    3.31%
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Investment income--net               6.62%*    7.01%     6.85%      6.22%    5.87%*    6.14%     6.00%    5.52%
                                                  =======   =======   =======    =======  =======   =======   =======  =======

Supplemental   Net assets, end of period
Data:          (in thousands)                     $   649   $ 1,214   $ 2,254    $ 2,196  $ 7,773   $ 6,095   $ 4,824  $ 3,049
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Portfolio turnover                  75.32%   114.61%    91.10%     86.68%   75.32%   114.61%    91.10%   86.68%
                                                  =======   =======   =======    =======  =======   =======   =======  =======


              *Annualized.
             **Total investment returns exclude the effects of sales loads. ++The Program commenced operations on February 1, 1995.
           ++++Based on average shares outstanding.
         ++++++Commencement of operations.
            +++Aggregate total investment return.


               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., July 31, 1998


FINANCIAL HIGHLIGHTS (concluded)
                                                                             Quality Bond Portfolio

                                                                  Class C                           Class D

               The following per share data
               and ratios have been derived
               from information provided in     For the Six                             For the Six
               the financial statements.           Months                                  Months
                                                   Ended             For the Year          Ended           For the Year
               Increase (Decrease) in             July 31,        Ended January 31,       July 31,      Ended January 31,
               Net Asset Value:                     1998      1998       1997    1996++     1998      1998     1997    1996++
Per Share      Net asset value, beginning
Operating      of period                          $ 10.09   $  9.79   $ 10.27    $ 10.00  $ 10.09   $  9.79   $ 10.27  $ 10.00
Performance:                                      -------   -------   -------    -------  -------   -------   -------  -------
               Investment income--net                 .29       .60       .58        .53      .32       .66       .65      .60
               Realized and unrealized gain
               (loss) on investments--net            (.04)      .30      (.44)       .27     (.04)      .30      (.44)     .27
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total from investment
               operations                             .25       .90       .14        .80      .28       .96       .21      .87
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Less dividends and
               distributions:
                  Investment income--net             (.29)     (.60)     (.58)      (.53)    (.32)     (.66)     (.65)    (.60)
                  Realized gain on
                  investments--net                     --        --      (.04)        --       --        --      (.04)      --
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total dividends and
               distributions                         (.29)     (.60)     (.62)      (.53)    (.32)     (.66)     (.69)    (.60)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Net asset value, end of
               period                             $ 10.05   $ 10.09   $  9.79    $ 10.27  $ 10.05   $ 10.09   $  9.79  $ 10.27
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Total          Based on net asset value
Investment     per share                            2.53%+++  9.46%     1.55%      8.27%+++ 2.81%+++ 10.21%     2.25%    8.99%+++
Return:**                                         =======   =======   =======    =======  =======   =======   =======  =======


Ratios to      Expenses, net of
Average Net    reimbursement                         .80%*     .80%      .85%       .87%     .25%*     .25%      .16%     .19%
Assets:                                           =======   =======   =======    =======  =======   =======   =======  =======
               Expenses                             3.03%*    3.60%     4.15%      3.44%    2.34%*    2.90%     3.47%    2.70%
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Investment income--net               5.82%*    6.05%     5.93%      5.46%    6.37%*    6.75%     6.62%    6.11%
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Supplemental   Net assets, end of period
Data:          (in thousands)                     $ 3,373   $ 2,814   $ 1,885    $ 1,123  $   664   $   609   $   452  $   221
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Portfolio turnover                  75.32%   114.61%    91.10%     86.68%   75.32%   114.61%    91.10%   86.68%
                                                  =======   =======   =======    =======  =======   =======   =======  =======


                                                                      US Government Securities Portfolio

                                                                  Class A                            Class B

               The following per share data
               and ratios have been derived
               from information provided in     For the Six                             For the Six
               the financial statements.           Months                                  Months
                                                   Ended             For the Year          Ended           For the Year
               Increase (Decrease) in             July 31,        Ended January 31,       July 31,      Ended January 31,
               Net Asset Value:                     1998      1998       1997    1996++     1998      1998     1997    1996++
Per Share      Net asset value, beginning
Operating      of period                          $ 10.48   $ 10.20   $ 10.48    $ 10.00  $ 10.48   $ 10.20   $ 10.48  $ 10.00
Performance:                                      -------   -------   -------    -------  -------   -------   -------  -------
               Investment income--net                 .33       .69       .69        .76      .29       .61       .60      .68
               Realized and unrealized gain
               (loss) on investments--net            (.03)      .35      (.21)       .74     (.03)      .35      (.21)     .74
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total from investment
               operations                             .30      1.04       .48       1.50      .26       .96       .39     1.42
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Less dividends and distri-
               butions:
                  Investment income--net             (.33)     (.69)     (.69)      (.76)    (.29)     (.61)     (.60)    (.68)
                  Realized gain on invest-
                  ments--net                           --      (.07)     (.07)      (.26)      --      (.07)     (.07)    (.26)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total dividends and distri-
               butions                               (.33)     (.76)     (.76)     (1.02)    (.29)     (.68)     (.67)    (.94)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Net asset value, end of period     $ 10.45   $ 10.48   $ 10.20    $ 10.48  $ 10.45   $ 10.48   $ 10.20  $ 10.48
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Total          Based on net asset value
Investment     per share                            2.89%+++ 10.66%     4.76%     15.47%+++ 2.51%+++  9.76%     3.90%   14.53%+++
Return:**                                         =======   =======   =======    =======  =======   =======   =======  =======


Ratios to      Expenses, net of reimbursement        .00%*     .00%      .00%       .00%     .75%*     .75%      .78%     .81%
Average Net                                       =======   =======   =======    =======  =======   =======   =======  =======
Assets:        Expenses                             1.97%*    2.00%     2.92%      2.54%    2.77%*    2.82%     3.72%    3.35%
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Investment income--net               6.33%*    6.80%     6.69%      7.30%    5.54%*    5.94%     5.85%    6.28%
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Supplemental   Net assets, end of period
Data:          (in thousands)                     $ 2,418   $ 3,233   $ 4,486    $ 5,463  $ 6,585   $ 6,627   $ 4,514  $ 3,043
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Portfolio turnover                 172.44%   361.31%    27.32%    113.05%  172.44%   361.31%    27.32%  113.05%
                                                  =======   =======   =======    =======  =======   =======   =======  =======


                                                                       US Government Securities Portfolio

                                                                Class C                              Class D

               The following per share data
               and ratios have been derived
               from information provided in     For the Six                             For the Six
               the financial statements.           Months                                  Months
                                                   Ended             For the Year          Ended           For the Year
               Increase (Decrease) in             July 31,        Ended January 31,       July 31,      Ended January 31,
               Net Asset Value:                     1998      1998       1997    1996++     1998      1998     1997    1996++
Per Share      Net asset value, beginning
Operating      of period                          $ 10.48   $ 10.19   $ 10.47    $ 10.00  $ 10.48   $ 10.20   $ 10.48  $ 10.00
Performance:                                      -------   -------   -------    -------  -------   -------   -------  -------
               Investment income--net                 .29       .60       .59        .67      .32       .67       .66      .74
               Realized and unrealized gain
               (loss) on investments--net            (.03)      .36      (.21)       .73     (.02)      .35      (.21)     .74
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total from investment
               operations                             .26       .96       .38       1.40      .30      1.02       .45     1.48
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Less dividends and distri-
               butions:
                  Investment income--net             (.29)     (.60)     (.59)      (.67)    (.32)     (.67)     (.66)    (.74)
                  Realized gain on invest-
                  ments--net                           --      (.07)     (.07)      (.26)      --      (.07)     (.07)    (.26)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Total dividends and distri-
               butions                               (.29)     (.67)     (.66)      (.93)    (.32)     (.74)     (.73)   (1.00)
                                                  -------   -------   -------    -------  -------   -------   -------  -------
               Net asset value, end of
               period                             $ 10.45   $ 10.48   $ 10.19    $ 10.47  $ 10.46   $ 10.48   $ 10.20  $ 10.48
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Total          Based on net asset value
Investment     per share                            2.48%+++  9.79%     3.83%     14.36%+++ 2.86%+++ 10.38%     4.49%    15.13%+++
Return:**                                         =======   =======   =======    =======  =======   =======   =======  =======


Ratios to      Expenses, net of reimbursement        .80%*     .80%      .85%       .86%     .25%*     .25%      .21%     .22%
Average Net                                       =======   =======   =======    =======  =======   =======   =======  =======
Assets:        Expenses                             2.89%*    2.90%     3.78%      3.41%    2.21%*    2.25%     3.14%    2.77%
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Investment income--net               5.50%*    5.88%     5.78%      6.21%    6.05%*    6.53%     6.42%    6.90%
                                                  =======   =======   =======    =======  =======   =======   =======  =======


Supplemental   Net assets, end of period
Data:          (in thousands)                     $ 2,198   $ 2,057   $ 1,757    $ 1,089  $   325   $   315   $   313  $   182
                                                  =======   =======   =======    =======  =======   =======   =======  =======
               Portfolio turnover                 172.44%   361.31%    27.32%    113.05%  172.44%   361.31%    27.32%  113.05%
                                                  =======   =======   =======    =======  =======   =======   =======  =======



              *Annualized.
             **Total investment returns exclude the effects of sales loads. ++The Program commenced operations on February 1, 1995.
            +++Aggregate total investment return.


               See Notes to Financial Statements.



Merrill Lynch Asset Builder Program, Inc., July 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Asset Builder Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as an open-end management investment company consisting of five diversified separate portfolios: Fundamental Value Portfolio, Global Opportunity Portfolio, Growth Opportunity Portfolio, Quality Bond Portfolio and US Government Securities Portfolio (the "Portfolios"), except for Growth Opportunity Portfolio which is classified as a non-diversified portfolio. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Program's Portfolios offer four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Program.

(b) Derivative financial instruments--Each Portfolio may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt or currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolios are authorized to purchase and write call and put options. When the Portfolios write an option, an amount equal to the premium received by the Portfolios is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolios' records. However, the effect on operations is recorded from the date the Portfolios enter into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolios, sold by the Portfolios but not yet delivered, or committed or anticipated to be purchased by the Portfolios.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income of Quality Bond and US Government Securities Portfolios are declared daily and paid monthly. Dividends from net investment income of Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are recorded on the ex-dividend dates. Distributions of capital gains for all Portfolios are recorded on the ex-dividend dates. Distributions in excess of investment income and realized gains are due primarily to differing tax treatments for financial futures transactions and post-October losses.

(h) Dollar rolls--The USA Government Securities Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Program's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, each Portfolio pays a monthly fee based on the average daily value of that Portfolio's net assets at the following annual rates; 0.65% for Fundamental Value and Growth Opportunity Portfolios, 0.50% for Quality Bond and US Government Securities Portfolios and 0.75% for Global Opportunity Portfolio.

For the six months ended July 31, 1998, MLAM had voluntarily waived management fees and reimbursed certain Portfolios for additional expenses as follows:

                                    Management     Additional
                                       Fee          Expenses

Quality Bond Portfolio                $29,032        $97,569
US Government Securities Portfolio    $28,101        $85,437


Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account Maintenance Fees
                                      Class B    Class C    Class D

Fundamental Value Portfolio             0.25%      0.25%      0.25%
Global Opportunity Portfolio            0.25%      0.25%      0.25%
Growth Opportunity Portfolio            0.25%      0.25%      0.25%
Quality Bond Portfolio                  0.25%      0.25%      0.25%
US Government Securities Portfolio      0.25%      0.25%      0.25%



Merrill Lynch Asset Builder Program, Inc., July 31, 1998


NOTES TO FINANCIAL STATEMENTS (continued)




                                                  Distribution Fees
                                                 Class B    Class C

Fundamental Value Portfolio                        0.75%      0.75%
Global Opportunity Portfolio                       0.75%      0.75%
Growth Opportunity Portfolio                       0.75%      0.75%
Quality Bond Portfolio                             0.50%      0.55%
US Government Securities Portfolio                 0.50%      0.55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Program. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended July 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:

                                   MLFD                 MLPF&S
                            Class A    Class D    Class A    Class D

Fundamental Value Portfolio     $7      $1,398      $143     $25,744
Global Opportunity Portfolio    --         495        --      10,107
Growth Opportunity Portfolio     4       1,332        86      25,438
Quality Bond Portfolio          --          93        --       1,410
US Government Securities
   Portfolio                    --          57        --         749


For the six months ended July 31, 1998, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:


                                 Class B Shares   Class C Shares

Fundamental Value Portfolio           $53,223         $3,732
Global Opportunity Portfolio           52,984          2,941
Growth Opportunity Portfolio           33,207          3,670
Quality Bond Portfolio                  9,507            472
US Government Securities Portfolio      7,597            270


In addition, MLPF&S received $1,012, $7,451, and $3,138 in commissions on the execution of portfolio security transactions for the Fundamental Value, Global Opportunity and Growth Opportunity
Portfolios, respectively, for the six months ended July 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

During the six months ended July 31, 1998, Global Opportunity, Quality Bond and US Government Securities Portfolios paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $245, $1,842 and $1,158, respectively, for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to each Portfolio by MLAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of MLAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 1998 were as follows:


                                       Purchases          Sales

Fundamental Value Portfolio           $29,451,385       $14,332,129
Global Opportunity Portfolio          $41,668,317       $32,763,611
Growth Opportunity Portfolio          $39,874,641       $11,534,248
Quality Bond Portfolio                $10,459,915       $ 8,272,804
US Government Securities Portfolio    $19,002,046       $19,658,701


Net realized gains (losses) for the six months ended July 31, 1998 and net unrealized gains (losses) as of July 31,1998 were as follows:

                                         Realized        Unrealized
Fundamental Value Portfolio               Gains            Gains

Long-term investments                   $4,198,597      $ 6,551,754
                                        ----------      -----------
Total                                   $4,198,597      $ 6,551,754
                                        ==========      ===========



                                         Realized        Unrealized
                                          Gains            Gains
Global Opportunity Portfolio             (Losses)         (Losses)

Long-term investments                   $  766,048      $ 6,407,885
Foreign currency transactions             (106,436)            (114)
Forward foreign exchange contracts         333,009          (62,702)
                                        ----------      -----------
Total                                   $  992,621      $ 6,345,069
                                        ==========      ===========


                                         Realized       Unrealized
Growth Opportunity Portfolio              Gains            Gains

Long-term investments                   $2,529,992      $11,074,032
                                        ----------      -----------
Total                                   $2,529,992      $11,074,032
                                        ==========      ===========


                                         Realized        Unrealized
Quality Bond Portfolio                    Gains            Gains
Long-term investments                   $   34,284       $   95,900
                                        ----------      -----------
Total                                   $   34,284       $   95,900
                                        ==========      ===========


                                         Realized        Unrealized
US Government Securities Portfolio        Gains            Gains

Long-term investments                   $  109,749      $   139,237
                                        ----------      -----------
Total                                   $  109,749      $   139,237
                                        ==========      ===========


As of July 31, 1998, net unrealized appreciation for Federal income tax purposes was as follows:



                             Gross          Gross             Net
                           Unrealized     Unrealized       Unrealized
                          Appreciation   Depreciation     Appreciation

Fundamental Value
Portfolio                 $12,223,558    $(5,671,804)      $ 6,551,754

Global Opportunity
Portfolio                 $ 8,214,492    $(1,806,607)      $ 6,407,885

Growth Opportunity
Portfolio                 $13,290,091    $(2,216,059)      $11,074,032

Quality Bond Portfolio    $   156,216    $   (60,316)      $    95,900

US Government Securities
Portfolio                 $   148,916    $    (9,679)      $   139,237



The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $88,040,584 for the Fundamental Value Portfolio, $60,864,007 for the Global Opportunity Portfolio, $67,322,416 for the Growth Opportunity Portfolio, $12,110,663 for the Quality Bond Portfolio, and $11,826,238 for the US Government Securities Portfolio.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the six months ended July 31, 1998 and for the year ended January 31, 1998, respectively, were as follows:


                                      For the Six        For the
                                      Months Ended      Year Ended
                                     July 31, 1998    Jan. 31, 1998

Fundamental Value Portfolio           $17,113,440       $20,907,035
Global Opportunity Portfolio          $ 3,468,090       $19,283,250
Growth Opportunity Portfolio          $28,320,956       $22,868,370
Quality Bond Portfolio                $ 1,768,937       $ 1,015,801
US Government Securities Portfolio    $  (674,143)      $   868,656


Transactions in capital shares for each class were as follows:


Fundamental Value Portfolio

Class A Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                  6,622     $    104,029
Shares issued to shareholders in
reinvestment of distributions                  290            4,367
                                        ----------     ------------
Total issued                                 6,912          108,396
Shares redeemed                             (4,109)         (61,842)
                                        ----------     ------------
Net increase                                 2,803     $     46,554
                                        ==========     ============


Fundamental Value Portfolio

Class A Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                  9,220     $    132,100
Shares issued to shareholders in
reinvestment of distributions                2,200           30,166
                                        ----------     ------------
Total issued                                11,420          162,266
Shares redeemed                             (4,168)         (58,954)
                                        ----------     ------------
Net increase                                 7,252     $    103,312
                                        ==========     ============


Fundamental Value Portfolio

Class B Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                919,872     $ 13,985,080
Shares issued to shareholders in
reinvestment of distributions               56,268          830,512

Total issued                               976,140       14,815,592
Shares redeemed                           (271,236)      (4,095,567)
Automatic conversion of shares             (11,697)        (176,627)
                                        ----------     ------------
Net increase                               693,207     $ 10,543,398
                                        ==========     ============


Fundamental Value Portfolio

Class B Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                              1,066,388     $ 15,104,878
Shares issued to shareholders in
reinvestment of distributions              364,846        4,925,423
                                        ----------     ------------
Total issued                             1,431,234       20,030,301
Automatic conversion of shares             (18,069)        (264,298)
Shares redeemed                           (518,101)      (7,502,100)
                                        ----------     ------------
Net increase                               895,064     $ 12,263,903
                                        ==========     ============


Fundamental Value Portfolio

Class C Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                550,888     $  8,360,724
Shares issued to shareholders in
reinvestment of distributions               26,828          395,719
                                        ----------     ------------
Total issued                               577,716        8,756,443
Shares redeemed                           (193,939)      (2,931,628)
                                        ----------     ------------
Net increase                               383,777     $  5,824,815
                                        ==========     ============



Merrill Lynch Asset Builder Program, Inc., July 31, 1998


NOTES TO FINANCIAL STATEMENTS (continued)


Fundamental Value Portfolio

Class C Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                601,444     $  8,526,327
Shares issued to shareholders in
reinvestment of distributions              170,139        2,296,877
                                        ----------     ------------
Total issued                               771,583       10,823,204
Shares redeemed                           (227,728)      (3,289,347)
                                        ----------     ------------
Net increase                               543,855     $  7,533,857
                                        ==========     ============


Fundamental Value Portfolio

Class D Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                 50,623     $    781,806
Automatic conversion of shares              11,518          176,627
Shares issued to shareholders in
reinvestment of distributions                5,924           88,917
                                        ----------     ------------
Total issued                                68,065        1,047,350
Shares redeemed                            (22,615)        (348,677)
                                        ----------     ------------
Net increase                                45,450     $    698,673
                                        ==========     ============


Fundamental Value Portfolio

Class D Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                 56,654     $    867,530
Automatic conversion of shares              22,297          264,298
Shares issued to shareholders in
reinvestment of distributions               41,085          562,040
                                        ----------     ------------
Total issued                               120,036        1,693,868
Shares redeemed                            (47,582)        (687,905)
                                        ----------     ------------
Net increase                                72,454     $  1,005,963
                                        ==========     ============


Global Opportunity Portfolio

Class A Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                  3,193     $     38,603
Shares issued to shareholders in
reinvestment of distributions                   38              472
                                        ----------     ------------
Total issued                                 3,231           39,075
Shares redeemed                             (3,358)         (41,395)
                                        ----------     ------------
Net decrease                                  (127)    $     (2,320)
                                        ==========     ============


Global Opportunity Portfolio

Class A Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                  6,103     $     76,288
Shares issued to shareholders
in reinvestment of dividends
and distributions                            1,486           16,699
                                        ----------     ------------
Total issued                                 7,589           92,987
Shares redeemed                             (3,720)         (45,571)
                                        ----------     ------------
Net increase                                 3,869     $     47,416
                                        ==========     ============


Global Opportunity Portfolio

Class B Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                529,387     $  6,391,156
Shares issued to shareholders in
reinvestment of distributions                7,851           97,584
                                        ----------     ------------
Total issued                               537,238        6,488,740
Automatic conversion of shares             (15,275)        (182,817)
Shares redeemed                           (347,346)      (4,192,999)
                                        ----------     ------------
Net increase                               174,617     $  2,112,924
                                        ==========     ============


Global Opportunity Portfolio

Class B Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                              1,157,893     $ 14,316,582
Shares issued to shareholders
in reinvestment of dividends
and distributions                          341,688        3,813,239
                                        ----------     ------------
Total issued                             1,499,581       18,129,821
Automatic conversion of shares             (21,068)        (255,000)
Shares redeemed                           (449,247)      (5,533,115)
                                        ----------     ------------
Net increase                             1,029,266     $ 12,341,706
                                        ==========     ============


Global Opportunity Portfolio

Class C Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                279,580     $  3,368,475
Shares issued to shareholders in
reinvestment of distributions                3,028           37,573
                                        ----------     ------------
Total issued                               282,608        3,406,048
Shares redeemed                           (173,135)      (2,081,354)
                                        ----------     ------------
Net increase                               109,473     $  1,324,694
                                        ==========     ============


Global Opportunity Portfolio

Class C Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                597,712     $  7,395,862
Shares issued to shareholders
in reinvestment of dividends
and distributions                          130,118        1,449,520
                                        ----------     ------------
Total issued                               727,830        8,845,382
Shares redeemed                           (214,300)      (2,642,190)
                                        ----------     ------------
Net increase                               513,530     $  6,203,192
                                        ==========     ============


Global Opportunity Portfolio

Class D Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                 23,965     $    290,475
Automatic conversion of shares              15,136          182,817
Shares issued to shareholders in
reinvestment of distributions                  712            8,947
                                        ----------     ------------
Total issued                                39,813          482,239
Shares redeemed                            (36,847)        (449,447)
                                        ----------     ------------
Net increase                                 2,966     $     32,792
                                        ==========     ============


Global Opportunity Portfolio

Class D Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount
Shares sold                                 57,335     $    713,616
Automatic conversion of shares              20,888          255,000
Shares issued to shareholders
in reinvestment of dividends
and distributions                           26,790          300,854
                                        ----------     ------------
Total issued                               105,013        1,269,470
Shares redeemed                            (46,165)        (578,534)
                                        ----------     ------------
Net increase                                58,848     $    690,936
                                        ==========     ============


Growth Opportunity Portfolio

Class A Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                 11,654     $    176,470
Shares issued to shareholders in
reinvestment of distributions                   41              677
                                        ----------     ------------
Total issued                                11,695          177,147
Shares redeemed                             (1,857)         (28,516)
                                        ----------     ------------
Net increase                                 9,838     $    148,631
                                        ==========     ============


Growth Opportunity Portfolio

Class A Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                 11,373     $    148,959
Shares issued to shareholders in
reinvestment of distributions                  959           12,711
                                        ----------     ------------
Total issued                                12,332          161,670
Shares redeemed                             (1,802)         (24,112)
                                        ----------     ------------
Net increase                                10,530     $    137,558
                                        ==========     ============


Growth Opportunity Portfolio

Class B Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                              1,270,117     $ 19,054,968
Shares issued to shareholders in
reinvestment of distributions                4,478           73,044
                                        ----------     ------------
Total issued                             1,274,595       19,128,012
Automatic conversion of shares              (3,824)         (58,803)
Shares redeemed                           (145,014)      (2,182,951)
                                        ----------     ------------
Net increase                             1,125,757     $ 16,886,258
                                        ==========     ============


Growth Opportunity Portfolio

Class B Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                              1,121,578     $ 14,651,783
Shares issued to shareholders in
reinvestment of distributions              113,008        1,483,802
                                        ----------     ------------
Total issued                             1,234,586       16,135,585
Automatic conversion of shares                (614)          (7,993)
Shares redeemed                           (134,463)      (1,761,065)
                                        ----------     ------------
Net increase                             1,099,509     $ 14,366,527
                                        ==========     ============


Growth Opportunity Portfolio

Class C Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                781,230     $ 11,719,101
Shares issued to shareholders in
reinvestment of distributions                2,428           39,559
                                        ----------     ------------
Total issued                               783,658       11,758,660
Shares redeemed                            (81,059)      (1,218,544)
                                        ----------     ------------
Net increase                               702,599     $ 10,540,116
                                        ==========     ============


Growth Opportunity Portfolio

Class C Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                619,880     $  8,145,982
Shares issued to shareholders in
reinvestment of distributions               55,973          734,362
                                        ----------     ------------
Total issued                               675,853        8,880,344
Shares redeemed                            (89,393)      (1,181,122)
                                        ----------     ------------
Net increase                               586,460     $  7,699,222
                                        ==========     ============


Growth Opportunity Portfolio

Class D Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                 55,363     $    843,468
Automatic conversion of shares               3,773           58,803
Shares issued to shareholders in
reinvestment of distributions                  292            4,829
                                        ----------     ------------
Total issued                                59,428          907,100
Shares redeemed                            (10,695)        (161,149)
                                        ----------     ------------
Net increase                                48,733     $    745,951
                                        ==========     ============




Merrill Lynch Asset Builder Program, Inc., July 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


Growth Opportunity Portfolio

Class D Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                 50,926     $    667,879
Automatic conversion of shares                 607            7,993
Shares issued to shareholders in
reinvestment of distributions                7,535           99,917
                                        ----------     ------------
Total issued                                59,068          775,789
Shares redeemed                             (8,444)        (110,726)
                                        ----------     ------------
Net increase                                50,624     $    665,063
                                        ==========     ============


Quality Bond Portfolio

Class A Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                    882     $      8,884
Shares issued to shareholders in
reinvestment of dividends                    3,271           32,945
                                        ----------     ------------
Total issued                                 4,153           41,829
Shares redeemed.                           (59,899)        (601,070)
                                        ----------     ------------
Net decrease                               (55,746)    $   (559,241)
                                        ==========     ============


Quality Bond Portfolio

Class A Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                 10,350     $    102,471
Shares issued to shareholders in
reinvestment of dividends                   12,748          125,532
                                        ----------     ------------
Total issued                                23,098          228,003
Shares redeemed.                          (133,027)      (1,309,569)
                                        ----------     ------------
Net decrease                              (109,929)    $ (1,081,566)
                                        ==========     ============


Quality Bond Portfolio

Class B Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                224,813     $  2,260,928
Shares issued to shareholders in
reinvestment of dividends                   16,907          170,174
                                        ----------     ------------
Total issued.                              241,720        2,431,102
Automatic conversion of shares              (1,211)         (12,197)
Shares redeemed                            (71,438)        (718,268)
                                        ----------     ------------
Net increase                               169,071     $  1,700,637
                                        ==========     ============


Quality Bond Portfolio

Class B Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount
Shares sold                                238,564     $  2,356,757
Shares issued to shareholders in
reinvestment of dividends                   28,335          279,605
                                        ----------     ------------
Total issued                               266,899        2,636,362
Automatic conversion of shares              (3,080)         (30,343)
Shares redeemed                           (152,591)      (1,500,368)
                                        ----------     ------------
Net increase                               111,228     $  1,105,651
                                        ==========     ============


Quality Bond Portfolio

Class C Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                 88,225     $    887,172
Shares issued to shareholders in
reinvestment of dividends                    7,783           78,334
                                        ----------     ------------
Total issued                                96,008          965,506
Shares redeemed                            (39,430)        (395,975)
                                        ----------     ------------
Net increase                                56,578     $    569,531
                                        ==========     ============



Quality Bond Portfolio

Class C Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                123,241     $  1,215,099
Shares issued to shareholders in
reinvestment of dividends                   12,781          126,179
                                        ----------     ------------
Total issued                               136,022        1,341,278
Shares redeemed                            (49,669)        (489,795)
                                        ----------     ------------
Net increase                                86,353     $    851,483
                                        ==========     ============


Quality Bond Portfolio

Class D Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold.                                16,636     $    167,812
Automatic conversion of shares               1,211           12,197
Shares issued to shareholders in
reinvestment of dividends                    1,568           15,774
                                        ----------     ------------
Total issued                                19,415          195,783
Shares redeemed                            (13,733)        (137,773)
                                        ----------     ------------
Net increase                                 5,682     $     58,010
                                        ==========     ============


Quality Bond Portfolio

Class D Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold.                                18,271     $    179,315
Automatic conversion of shares               3,079           30,343
Shares issued to shareholders in
reinvestment of dividends                    3,192           31,498
                                        ----------     ------------
Total issued                                24,542          241,156
Shares redeemed                            (10,326)        (100,923)
                                        ----------     ------------
Net increase                                14,216     $    140,233
                                        ==========     ============


US Government Securities Portfolio

Class A Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                    513     $      5,359
Shares issued to shareholders in
reinvestment of dividends                    8,878           92,756
                                        ----------     ------------
Total issued                                 9,391           98,115
Shares redeemed                            (86,529)        (902,213)
                                        ----------     ------------
Net decrease                               (77,138)    $   (804,098)
                                        ==========     ============


US Government Securities Portfolio

Class A Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                 15,526      $   160,174
Shares issued to shareholders in
reinvestment of dividends
and distributions                           28,552          293,404
                                        ----------     ------------
Total issued                                44,078          453,578
Shares redeemed                           (175,447)      (1,802,826)
                                        ----------     ------------
Net decrease                              (131,369)    $ (1,349,248)
                                        ==========     ============


US Government Securities Portfolio

Class B Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                170,888     $  1,784,652
Shares issued to shareholders in
reinvestment of dividends                   12,021          125,570
                                        ----------     ------------
Total issued                               182,909        1,910,222
Automatic conversion of shares                (879)          (9,217)
Shares redeemed                           (184,360)      (1,928,148)
                                        ----------     ------------
Net decrease                                (2,330)    $    (27,143)
                                        ==========     ============


US Government Securities Portfolio

Class B Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                276,296     $  2,869,324
Shares issued to shareholders in
reinvestment of dividends
and distributions                           24,351          250,752
                                        ----------     ------------
Total issued                               300,647        3,120,076
Automatic conversion of shares              (2,614)         (26,842)
Shares redeemed                           (108,297)      (1,114,491)
                                        ----------     ------------
Net increase                               189,736     $  1,978,743
                                        ==========     ============


US Government Securities Portfolio
Class C Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold                                 50,498     $    527,342
Shares issued to shareholders in
reinvestment of dividends                    4,844           50,602
                                        ----------     ------------
Total issued                                55,342          577,944
Shares redeemed                            (41,325)        (431,566)
                                        ----------     ------------
Net increase                                14,017     $    146,378
                                        ==========     ============


US Government Securities Portfolio

Class C Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                 63,483     $    652,334
Shares issued to shareholders in
reinvestment of dividends
and distributions                           11,384          117,111
                                        ----------     ------------
Total issued                                74,867          769,445
Shares redeemed                            (50,945)        (524,818)
                                        ----------     ------------
Net increase                                23,922     $    244,627
                                        ==========     ============


US Government Securities Portfolio

Class D Shares for the Six Months                          Dollar
Ended July 31, 1998                       Shares           Amount

Shares sold.                                 4,213     $     43,999
Automatic conversion of shares                 878            9,217
Shares issued to shareholders in
reinvestment of dividends                      697            7,290
                                        ----------     ------------
Total issued.                                5,788           60,506
Shares redeemed                             (4,766)         (49,786)
                                        ----------     ------------
Net increase                                 1,022     $     10,720
                                        ==========     ============


US Government Securities Portfolio
Class D Shares for the Year                                Dollar
Ended January 31, 1998                    Shares           Amount

Shares sold                                  9,830     $    100,818
Automatic conversion of shares               2,611           26,842
Shares issued to shareholders in
reinvestment of dividends and
distributions                                1,742           17,916
                                        ----------     ------------
Total issued.                               14,183          145,576
Shares redeemed                            (14,749)        (151,042)
                                        ----------     ------------
Net decrease                                  (566)    $     (5,466)
                                        ==========     ============



5. Commitments:
At July 31, 1998, the Global Opportunity Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to sell foreign currency with an approximate value of $350,000.


6. Loaned Securities:
At July 31, 1998, the US Government Securities Portfolio held US
Treasury Notes having aggregate value of approximately $1,011,000 as collateral for portfolio securities loaned having a market value of approximately $1,010,000.